SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☒	Definitive Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

Sport Chalet, Inc

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	Fee not required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

June 21, 2004

     Dear Stockholder:

     On behalf of your Company, I want to cordially invite you to attend the annual meeting of the stockholders of Sport Chalet, Inc. to be held at One Sport Chalet Drive, La Cañada, California 91011, on Monday, August 2, 2004 at 9:00 a.m. (local time).

     The principal business of the annual meeting is (i) the election of three Class 3 directors, (ii) the approval of the 2004 Equity Incentive Plan and (iii) the ratification of the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending March 31, 2005. The attached Notice of Annual Meeting and Proxy Statement fully describe the business to be transacted.

     The directors and certain officers of the Company will be present to help host the annual meeting, respond to any questions that our stockholders may have, and discuss the Company’s operating results and future. I therefore encourage you to attend in order to meet your officers and directors and to participate in the business of the meeting. However, if it is not possible for you to attend, please sign, date and promptly return the enclosed proxy card immediately to ensure that your shares will be voted.

     Finally, you will find enclosed a 20% off coupon for your use at any of our 31 store locations. As in the past, I encourage you to try our stores and to write me regarding your shopping experiences, what you liked about our stores and any suggestions you may have for improvement.

Sincerely,

/s/ Craig Levra

Craig Levra,
Chairman of the Board

[THIS PAGE INTENTIONALLY LEFT BLANK]

SPORT CHALET, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 2, 2004

TO OUR STOCKHOLDERS:

     Notice hereby is given that the annual meeting (the “Meeting”) of the stockholders of Sport Chalet, Inc. (the “Company”) will be held at One Sport Chalet Drive, La Cañada, California 91011, on Monday, August 2, 2004 at 9:00 a.m. (local time) for the following purposes:

1.	Election of Directors. To elect three Class 3 directors to hold office until the annual meeting of stockholders to be held in 2007, or until their respective successors have been elected and qualified. The Board of Directors’ nominees are Donald J. Howard, Norbert Olberz and Kenneth Olsen.

2.	Approval of the 2004 Equity Incentive Plan. To approve the Company’s 2004 Equity Incentive Plan.

3.	Ratification of Appointment of Independent Auditors. To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending March 31, 2005.

4.	Other Business. To transact such other business as properly may come before the Meeting or any continuation, adjournment or postponement thereof.

     Only holders of record of the Common Stock of the Company at the close of business on June 7, 2004 (the “Stockholders”) are entitled to notice of and to vote, in person or by proxy, at the Meeting and at any continuation, adjournment or postponement thereof. For a period of at least ten days prior to the Meeting, a complete list of Stockholders will be open to examination by any stockholder during ordinary business hours at the Company’s executive offices at One Sport Chalet Drive, La Cañada, California 91011.

     The Proxy Statement that accompanies this Notice contains additional information regarding the proposals to be considered at the Meeting, and Stockholders are encouraged to read it in its entirety.

     As set forth in the enclosed Proxy Statement, proxies are being solicited by and on behalf of the Board of Directors of the Company. All proposals set forth above are proposals of the Board of Directors. It is expected that these materials first will be mailed to Stockholders on or about June 21, 2004.

By Order of the Board of Directors

SPORT CHALET, INC.

/s/ Howard Kaminsky

Howard K. Kaminsky,
Secretary

La Cañada, California
June 21, 2004

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU DO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE ITS EXERCISE.

[THIS PAGE INTENTIONALLY LEFT BLANK]

PROPOSAL 1 ELECTION OF DIRECTORS
REPORT OF THE COMPENSATION COMMITTEE
SUMMARY COMPENSATION TABLE
OPTION/SAR GRANTS IN FISCAL YEAR 2004
AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 2004 AND FISCAL YEAR-END OPTION/SAR VALUES
EQUITY COMPENSATION PLAN INFORMATION
REPORT OF THE AUDIT COMMITTEE
PROPOSAL 2 APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN
PROPOSAL 3 APPROVAL OF AUDITORS
INDEPENDENT AUDITORS
STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING
ANNUAL REPORT ON FORM 10-K
APPENDIX A
APPENDIX B
APPENDIX C
APPENDIX D

SPORT CHALET, INC.
One Sport Chalet Drive
La Cañada, California 91011
(818) 949-5300

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
To Be Held August 2, 2004

GENERAL INFORMATION

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Sport Chalet, Inc., a Delaware corporation (the “Company”), for use at the annual meeting of stockholders of the Company (the “Meeting”) to be held at the Company’s principal executive offices located at One Sport Chalet Drive, La Cañada, 91011, on Monday, August 2, 2004 at 9:00 a.m. (local time) and at any continuation, adjournment or postponement thereof, for the purposes set forth herein and in the attached Notice of Annual Meeting of Stockholders. Only holders of record of the Common Stock of the Company (the “Stockholders”) at the close of business on June 7, 2004 (the “Record Date”) are entitled to notice of and to vote, in person or by proxy, at the Meeting and any continuation, adjournment or postponement thereof. The Notice of Annual Meeting of Stockholders, this Proxy Statement and the accompanying proxy card will be mailed to Stockholders on or about June 21, 2004.

Matters to be Considered

     The matters to be considered and voted upon at the Meeting will be:

1.	Election of Directors. To elect three Class 3 directors to hold office until the annual meeting of stockholders to be held in 2007, or until their respective successors have been elected and qualified. The following persons are the Board’s nominees for Class 3 directors:

Donald J. Howard
Norbert Olberz
Kenneth Olsen

2.	Approval of the 2004 Equity Incentive Plan. To approve the 2004 Equity Incentive Plan.

3.	Ratification of Appointment of Independent Auditors. To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending March 31, 2005.

4.	Other Business. To transact such other business as properly may come before the Meeting or any continuation, adjournment or postponement thereof.

Method of Voting

     Stockholders can vote by proxy or by attending the Meeting and voting in person. A proxy card (the “Proxy”) is enclosed. If you vote by means of the Proxy, the Proxy must be completed, signed and dated by you or your authorized representative. The completed Proxy may be returned in the postage-paid envelope provided, or by facsimile to the Inspector of Elections at (805) 949-5301. Craig L. Levra and Frederick H. Schneider, the designated proxyholders (the “Proxyholders”), are members of the Company’s management. If you hold Common Stock in “street name,” you must either instruct your broker or nominee as to how to vote such shares or obtain a proxy, executed in your favor by your broker or nominee, to be able to vote at the Meeting.

     If a Proxy is properly signed, dated and returned and is not revoked, the Proxy will be voted at the Meeting in accordance with the Stockholder’s instructions indicated on the Proxy. If no instructions are indicated on the Proxy, the Proxy will be voted “FOR” the election of the Board of Directors’ nominees, “FOR” the approval of the 2004 Equity Incentive Plan, “FOR” the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending March 31, 2005 and in accordance with the recommendations of the Board of Directors as to any other matter that may properly be brought before the Meeting or any continuation, adjournment or postponement thereof.

Revocability of Proxies

     Any Stockholder giving a Proxy has the power to revoke it at any time before it is exercised. A Stockholder may revoke a proxy by filing an instrument of revocation, or a duly executed proxy bearing a later date, with the Company’s Secretary at our principal executive offices located at One Sport Chalet Drive, La Cañada, California 91011 prior to the commencement of the Meeting. A Stockholder also may revoke the Proxy by attending the Meeting and voting in person. Stockholders whose shares are held in “street name” should consult with their broker or nominee concerning the method for revoking their Proxy.

Voting Rights

     The authorized capital of the Company consists of (i) 15,000,000 shares of common stock, $0.01 par value (“Common Stock”), of which 6,673,534 shares were issued and outstanding at the close of business on the Record Date, and (ii) 2,000,000 shares of preferred stock, $0.01 par value, none of which were issued and outstanding on the Record Date.

     Each Stockholder is entitled to one vote, in person or by proxy, for each share of Common Stock standing in his or her name on the books of the Company at the close of business on the Record Date on each matter submitted to the Stockholders at the Meeting. The Company’s Amended and Restated Certificate of Incorporation does not authorize cumulative voting in the election of directors.

     One-third of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting, present either in person or by proxy, will constitute a quorum for the conduct of business at the Meeting. Votes withheld, abstentions and “broker non-votes” (as defined below) will be counted for purposes of determining the presence of a quorum.

     In the election of directors, the candidates receiving the highest number of votes, up to the number of directors to be elected, will be elected. The Company’s Amended and Restated Certificate of Incorporation divides the Board into three classes, with each class to be elected for a three-year term on a staggered basis.

     Each proposal described in this Proxy Statement, other than the election of directors, requires the affirmative vote of a majority of the outstanding shares of Common Stock present, in person or by proxy, and entitled to vote at the Meeting. An abstention on any proposal submitted to the Stockholders, other than the election of directors, will be included in the number of votes cast on that proposal and, accordingly, will have the effect of a vote “AGAINST” the proposal. However, broker non-votes with respect to a proposal will not be included in the number of shares counted as being present for the purpose of voting on that proposal and, accordingly, will have the effect of reducing the number of affirmative votes required to approve the proposal.

     Of the shares of Common Stock outstanding on the Record Date, 4,361,910 shares of Common Stock (or approximately 65.4% of the issued and outstanding shares of Common Stock) were owned indirectly by Norbert Olberz, as the co-trustee with his wife, Irene Olberz, of the Olberz Family Trust, a revocable grantor trust. As a result, Mr. Olberz will have the power to determine the outcome of any matter submitted to the Stockholders. Mr. Olberz has indicated that he intends to vote all shares owned by him “FOR” the election of the Board’s nominees, “FOR” the approval of the 2004 Equity Incentive Plan and “FOR” the appointment of Ernst & Young LLP as the Company’s independent auditors.

     Brokers holding Common Stock in “street name” who are members of a stock exchange are required by the rules of the exchange to transmit this Proxy Statement to the beneficial owner of the Common Stock and to solicit voting instructions with respect to the matters submitted to the Stockholders. If the broker has not received instructions from the beneficial owner by the date specified in the statement accompanying such material, the broker may give or authorize the giving of a Proxy to vote the Common Stock at his discretion in the election of directors or the appointment of independent auditors. However, brokers or nominees do not have discretion to vote on certain other proposals without specific instructions from the beneficial owner. When a broker or nominee votes a client’s shares on some but not all proposals, the missing votes are referred to as “broker non-votes.” If you hold Common Stock in “street name” and you fail to instruct your broker or nominee as to how to vote such shares, your broker or nominee may, at his or her discretion, vote such shares “FOR” the election of the Board’s nominees and “FOR” the appointment of Ernst & Young LLP as the Company’s independent auditors, but not with respect to the approval of the 2004 Equity Incentive Plan.

Procedures for Stockholder Nominations

     Under the Company’s Bylaws, any Stockholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting, but only if written notice of such Stockholder’s intent to make such nomination or nominations has been given, either by personal delivery or by United States mail, postage prepaid, to the Secretary of the Company not later than the close of business on the tenth day following the date on which notice of such meeting is first given to Stockholders with respect to an election to be held at an annual or special meeting of Stockholders. Each such notice shall set forth: (a) the name and address of the Stockholder who intends to make the nomination and of the person or persons to be nominated; (b) representation that the Stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the Stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Stockholder; (d) such other information regarding each nominee proposed by such Stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC; and (e) the consent of each nominee to serve as a director of the Company if so elected. The presiding officer of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure. Stockholder nominations submitted in accordance with the requirements of the Bylaws will be forwarded to the Corporate Governance and Nominating Committee.

Cost of Solicitation of Proxies

     This Proxy solicitation is made by the Board of the Company, and the Company will bear the costs of this solicitation, including the expense of preparing, assembling, printing and mailing this Proxy Statement and any other material used in this solicitation of Proxies. The solicitation of Proxies will be made by mail and may be supplemented by telephone or other personal contact to be made without special compensation by regular officers and employees of the Company. If it should appear desirable to do so to ensure adequate representation at the Meeting, officers and regular employees may communicate with Stockholders, banks, brokerage houses, custodians, nominees and others, by telephone, facsimile or e-mail, or in person, to request that Proxies be furnished. The Company will reimburse banks, brokerage houses and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to their principals. The total estimated cost of the solicitation of Proxies is $20,000.

Other Business

     As of the date of this Proxy Statement, the Board knows of no business to be presented for consideration at the Meeting other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the Meeting, including a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board, the Proxyholders intend to vote the shares represented by the Proxies on such matters in accordance with the recommendation of the Board, and the authority to do so is included in the Proxy.

Security Ownership of Principal Stockholders and Management

     The following table sets forth as of the Record Date certain information relating to the ownership of the Common Stock by (i) each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of the Common Stock (other than depositories), (ii) each of the Company’s directors, (iii) each of the Named Executive Officers (as defined below) and (iv) all of the Company’s executive officers and directors as a group.

	Number of Shares of
	Common Stock
	Beneficially
Name and Address (1)	Owned (2)		Percent(3)
Norbert Olberz	4,361,910	(4)	65.4%
John R. Attwood	22,667	(5)	0.3%
Donald J. Howard	1,667	(6)	—
Al D. McCready	18,000	(7)	0.3%
Eric S. Olberz	67,865	(7)	1.0%
Kenneth Olsen	23,100	(8)	0.3%
Frederick H. Schneider	77,000	(7)	1.2%
Craig L. Levra	364,000	(9)(16)	5.3%
Howard K. Kaminsky	224,451	(10)(16)	3.3%
Dennis D. Trausch	193,286	(11)(16)	2.8%
Jeffrey A. Lichtenstein	34,800	(12)	0.5%
Tim A. Anderson	10,000	(13)	0.1%
E* Capital Corporation	584,749	(14)	8.8%
Directors and executive officers as a group (12 persons)	5,983,495	(15)	82.6%

(1)	The address of each executive officer and director is in care of the Company, One Sport Chalet Drive, La Cañada, California 91011. The address of E*Capital Corporation is 1000 Wilshire Boulevard, 9th Floor, Los Angeles, California 90071.

(2)	Except as may be set forth below and subject to applicable community property laws, each such person has the sole voting and investment power with respect to the shares of Common Stock owned.

(3)	Under Rule 13d-3 of the Securities Exchange Act of 1934, certain shares may be deemed to be beneficially owned by more than one person (if, for example, a person shares the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of Common Stock actually outstanding at the Record Date.

(4)	Consists of shares held by the Olberz Family Trust, a revocable grantor trust of which Mr. Olberz and his wife are co-trustees.

(5)	Includes 6,667 shares of Common Stock issuable upon the exercise of stock options which first become exercisable on or before August 7, 2004. Excludes 3,333 shares issuable upon the exercise of stock options which first become exercisable after that date.

(6)	Includes 1,667 shares of Common Stock issuable upon the exercise of stock options which first become exercisable on or before August 7, 2004. Excludes 3,333 shares issuable upon the exercise of stock options which first become exercisable after that date.

(Footnotes continued on next page)

(Footnotes continued from prior page)

(7)	Includes 10,000 shares of Common Stock issuable upon the exercise of stock options which first become exercisable on or before August 7, 2004.

(8)	Includes 5,000 shares of Common Stock issuable upon the exercise of stock options which first become exercisable on or before August 7, 2004.

(9)	Includes 285,000 shares of Common Stock issuable upon the exercise of stock options which first become exercisable on or before August 7, 2004. Excludes 25,000 shares issuable upon the exercise of stock options which first become exercisable after that date.

(10)	Includes 179,800 shares of Common Stock issuable upon the exercise of stock options which first become exercisable on or before August 7, 2004. Excludes 19,200 shares issuable upon the exercise of stock options which first become exercisable after that date.

(11)	Includes 166,800 shares of Common Stock issuable upon the exercise of stock options which first become exercisable on or before August 7, 2004. Excludes 17,200 shares issuable upon the exercise of stock options which first become exercisable after that date.

(12)	Includes 32,800 shares of Common Stock issuable upon the exercise of stock options which first become exercisable on or before August 7, 2004. Excludes 9,200 shares issuable upon the exercise of stock options which first become exercisable after that date.

(13)	Includes 10,000 shares of Common Stock issuable upon the exercise of stock options which first become exercisable on or before August 7, 2004. Excludes 19,000 shares issuable upon the exercise of stock options which first become exercisable after that date.

(14)	Based on information contained in Schedule 13G filed with the SEC on February 13, 2004 by E*Capital Corporation, Edward W. Wedbush and Wedbush Morgan Securities Employee Retirement Plan, as joint filers. E*Capital Corporation is the parent company of Wedbush Morgan Securities. Edward W. Wedbush is the chairman of Wedbush Morgan Securities. Mr. Wedbush disclaims beneficial ownership of the Company’s Common Stock held by E*Capital Corporation or Wedbush Morgan Securities Employee Retirement Plan.

(15)	Includes 717,734 shares of Common Stock issuable upon the exercise of stock options which first become exercisable on or before August 7, 2004. Excludes 96,266 shares issuable upon the exercise of stock options which first become exercisable after that date.

(16)	Excludes 4,361,910 shares of Common Stock which may be purchased by SC Option, LLC (the “LLC”) from the Olberz Family Trust upon the death of Norbert Olberz. The members of the LLC and the percentage of ownership of each are: Craig L. Levra (59.1%), Howard K. Kaminsky (39.4%), Dennis D. Trausch (0.5%), Jeffrey A. Lichtenstein (0.5%) and Tim A. Anderson (0.5%), each of whom is an employee of the Company. Messrs. Levra and Kaminsky are the managers of the LLC. See “Certain Relationships and Related Transactions – Succession Plan.”

PROPOSAL 1

ELECTION OF DIRECTORS

Directors and Executive Officers

     The Bylaws of the Company provide that the number of directors of the Company shall be fixed from time to time by the Board, but shall not be less than three. The Board has fixed the number of directors at eight. The Amended and Restated Certificate of Incorporation of the Company provides that the Board shall be divided into three classes, as nearly equal in number as possible, which are elected for staggered three-year terms. The term of each class expires at the annual meeting of stockholders in the year 2004 (Class 3), the year 2005 (Class 1) and the year 2006 (Class 2).

     Only the members of Class 3, Donald J. Howard, Norbert Olberz and Kenneth Olsen, each of whom currently is a member of the Board, are nominees for election to the Board at the Meeting, to serve until the annual meeting of stockholders to be held in 2007, or until their respective successors have been elected and qualified.

     Each nominee has indicated his willingness to serve and, unless otherwise instructed, the Proxyholders will vote the Proxies received by them for the nominees of the Board. If any nominee is unable or unwilling to serve as a director at the time of the Meeting or any continuation, adjournment or postponement thereof, the Proxies will be voted for such other nominee(s) as shall be designated by the current Board to fill any vacancy. The Company has no reason to believe that any nominee will be unable or unwilling to serve if elected as a director. The three nominees for election as Class 3 directors at the Meeting who receive the highest number of affirmative votes will be elected.

     The Company’s Bylaws set forth certain requirements for stockholders wishing to nominate director candidates directly for consideration by the stockholders. See “General Information – Procedures for Stockholder Nominations” above. Stockholders did not propose any candidates for election at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE BOARD OF DIRECTORS’ NOMINEES.

     None of the directors, nominees for director or executive officers were selected pursuant to any arrangement or understanding, other than with the directors and executive officers of the Company acting within their capacity as such. Except as set forth below, there are no family relationships among directors or executive officers of the Company and, as of the date hereof, no directorships are held by any director in a company which has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940. Officers serve at the discretion of the Board.

     The following table sets forth certain information with respect to the nominees, continuing directors and executive officers of the Company as of the Record Date. An asterisk (*) by the name of a director indicates that the Board has determined that the director is “independent” under the rules of the Nasdaq Stock Market (“Nasdaq”).

Name	Age	Class	Position
Al D. McCready*	56	1	Director and a member of the Audit Committee since May 2001 and Chairman of the Corporate Governance and Nominating Committee since November 2003. Mr. McCready is the Chairman and Chief Executive Officer of McCready Manigold Ray & Co., Inc., a consulting firm that serves retail and distribution industry clients. Mr. McCready has specialized in consulting with retail companies since 1978, focusing on corporate strategy, information systems strategy, and technology planning. Prior to founding McCready Manigold Ray & Co., Inc. in 1991, Mr. McCready was National Director of Retail and Distribution Industry Services and a Partner at the firm of Deloitte & Touche LLP. Mr. McCready received his Masters Degree in Business Administration from the University of Utah, and is a doctoral candidate at The George Washington University in Washington, D.C., where he is studying corporate governance.

Eric S. Olberz	41	1	Director since 1992, a member of the Compensation Committee from 1992 until May 2004 and a member of the Audit Committee from 1992 until May 2001. Mr. Olberz is self-employed as a Certified Public Accountant. He was employed as a staff accountant with BDO/Nation Smith Hermes Diamond-Accountants & Consultants from November 2000 to July 2002. Mr. Olberz worked primarily with the firm’s family office group, providing wealth management services for high net worth individuals. From July 1999 to November 2000, he was employed as a staff auditor with Moreland & Associates. Mr. Olberz was President and owner of Camp 7, Inc., a soft goods manufacturing operation located in Santa Ana, California, from July 1995 to October 1996 and Vice Chairman of the Company from October 1994 to July 1995, Vice President from 1984 to October 1994 and Secretary from October 1992 to July 1995. Mr. Olberz resigned as an officer and employee of the Company concurrently with Camp 7, Inc.’s acquisition of the Company’s soft goods manufacturing operations in July 1995. Mr. Olberz received a Bachelors Degree with an emphasis in accounting from National University and is a Certified Public Accountant. Mr. Olberz is the son of Norbert Olberz, the principal stockholder.

Name	Age	Class	Position
Frederick H. Schneider*	48	1	Director and a member of the Audit Committee since May 2000, Chairman of the Audit Committee since May 2004 and a member of the Corporate Governance and Nominating Committee since November 2003. Mr. Schneider currently is an independent private equity investor. He served as Chief Financial Officer and Principal of Leonard Green & Partners, L.P., a merchant banking firm, from September 1994 to January 1998, where he played a key role in various acquisitions. From June 1978 to September 1994, he was employed by KPMG Peat Marwick, where he served as an Audit and Due Diligence Partner from June 1989 to September 1994. Mr. Schneider is a director of Skechers U.S.A., Inc., a footwear manufacturer, and The Pasadena Angels, a technology incubator.

John R. Attwood*	74	2	Director and Chairman of the Compensation Committee since February 1993 and a member of the Audit Committee from February 1993 until May 2001. Mr. Attwood is the President of Attwood Enterprises, a consulting business. He was the Chairman of Coca-Cola Bottling of Los Angeles and a Senior Vice President and a Group President of Beatrice Companies, Inc., the parent company of Coca-Cola Bottling of Los Angeles, until his retirement in 1986. Mr. Attwood currently serves on the Board of Directors of Verdugo Hills Hospital, a nonprofit organization.

Craig L. Levra	45	2	Chairman of the Board since August 2001, Director from November 1998 until August 2001, President since November 1997, Chief Operating Officer from November 1997 until August 1999 and Chief Executive Officer since August 1999. Prior to joining the Company, Mr. Levra was employed by The Sports Authority, the nation’s largest sporting goods retailer. During his five-year tenure with that company, he held positions of increasing responsibility in merchandising and operations and was Vice President of Store Operations at the time of his departure. Mr. Levra received a Bachelors Degree and a Masters Degree in Business Administration from the University of Kansas. Mr. Levra currently serves on the Board of Directors of Junior Achievement of Southern California and the Advisory Board of the Los Angeles Sports and Entertainment Commission.

Name	Age	Class	Position
Donald J. Howard*	58	3	Director since June 2004. Mr. Howard currently is a Partner and Senior Vice President, Development of Marketplace Properties, a shopping center development company. He served as Senior Vice President, Development of Donahue Schriber, a Southern California mall development company, from 1997 until joining Marketplace Properties in 1998, and as Senior Vice President, Real Estate/Construction of The Vons Companies, Inc. from 1994 to 1997. Mr. Howard has been employed in the development, construction and management of retail properties in Southern California since 1974. He received a Bachelors Degree in Business Administration from the University of Southern California.

Norbert Olberz	79	3	The Company’s founder since 1959, Chairman Emeritus since August 2001, Chairman of the Board from when it was founded in 1959 until August 2001, Interim President from April 1995 to November 1997 and Interim Chief Executive Officer from April 1995 to August 1999.

Kenneth Olsen*	86	3	Director and a member of the Audit and Compensation Committees since June 1994 and Chairman of the Audit Committee from June 1994 to May 2004. Mr. Olsen served as President and Chief Executive Officer of The Vons Companies, Inc., a leading grocery store chain, from 1974 to 1983, at which time he retired from full-time responsibilities after thirty-eight years with that company. Mr. Olsen currently serves as a director of several nonprofit organizations and is a management consultant advising national and international firms on marketing and merchandising consumer products.

Howard K. Kaminsky	46	—	Chief Financial Officer since joining the Company in 1985, Executive Vice President - Finance since May 2000 and Secretary since July 1995. Mr. Kaminsky served as Vice President-Finance from January to April 1997, Senior Vice President-Finance from April 1997 to May 2000 and Treasurer from October 1992 to January 1997. Prior to joining the Company, Mr. Kaminsky was employed in the auditing division of Ernst & Young LLP where he became a Certified Public Accountant. He received a Bachelors Degree in Business Administration from California State University, Northridge. Mr. Kaminsky is a member of Financial Executives International.

Dennis D. Trausch	54	—	Executive Vice President - Growth and Development since April 2002 and Executive Vice President-Operations from June 1988 until April 2002. Since joining the Company in 1976, Mr. Trausch has served in various positions starting as a salesperson and assuming positions of increasing responsibility in store and Company operations.

Name	Age	Class	Position
Jeffrey A. Lichtenstein	46	—	Senior Vice President — Risk Management since October 2003, Vice President — Loss Prevention and Internal Audit from March 2000 to October 2003 and Director of Loss Prevention from September 1997 to March 2000. Since joining the Company in 1990, Mr. Lichtenstein has served in various positions of increasing responsibility in both store and Company operations. He received a Bachelors Degree in Business Administration from California State University, Northridge.

Tim A. Anderson	44	—	Vice President — Retail Operations since October 2003 and Director of Store Operations from April 2002 to October 2003. Mr. Anderson was employed by Vans Incorporated, a national apparel and footwear retailer, as Director of Retail Operations from 1998 until joining the Company. He received a Bachelors Degree in Communications from Iowa Central College.

Committees of the Board

     The Board has an Audit Committee, a Compensation Committee and a Corporate Governance and Nominating Committee, each of which consists of two or more directors who serve at the discretion of the Board. Each member of these committees is “independent” as defined under the applicable rules of Nasdaq and the SEC.

     Audit Committee. The Audit Committee currently consists of Messrs. McCready, Olsen and Schneider. Mr. Schneider serves as the chairman of the committee. The purpose of the Audit Committee is to assist the Board in fulfilling its oversight responsibilities regarding (i) the Company’s accounting and system of internal controls, (ii) the quality and integrity of the Company’s financial reports and (iii) the independence and performance of the Company’s outside auditors. In March 2000, the Audit Committee recommended, and the Board adopted, a written charter for the Audit Committee. In May 2004, the Audit Committee recommended, and the Board adopted, a revised charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement. The Board has determined that Mr. Schneider qualifies as an “audit committee financial expert” as defined under the rules of the SEC.

     Compensation Committee. The Compensation Committee currently consists of Mr. Attwood, who serves as the chairman of the committee, and Messrs. Howard and Olsen. The purpose of the Compensation Committee is to help to ensure that (i) the executive officers of the Company are compensated in a manner consistent with the compensation strategy of the Company determined by the Board, (ii) the treatment of all executive officers is in an equitable and consistent manner, (iii) the Company maintains the ability to recruit and retain qualified executive officers, and (iv) the requirements of the appropriate regulatory bodies are met. The committee also administers the Company’s 1992 Incentive Award Plan, Executive Bonus Plan and 401(k) plan, and will administer the proposed 2004 Equity Incentive Plan, if it is approved by the Stockholders. In May 2004, the Compensation Committee recommended, and the Board adopted, a written charter for the Compensation Committee, a copy of which is attached as Appendix B to this Proxy Statement.

     Corporate Governance and Nominating Committee. In November 2003, the Board established a Corporate Governance and Nominating Committee. This committee currently consists of Mr. McCready, who serves as the chairman of the committee, and Mr. Schneider. The committee has recommended, and the Board has adopted, a written charter for the committee, a copy of which is attached as Appendix C to this Proxy Statement.

     The principal purposes of the Corporate Governance and Nominating Committee are to help ensure that (i) the Board is appropriately constituted to meet its fiduciary obligations to Stockholders and the Company, and (ii) the Company has followed and continues to follow appropriate governance standards. To carry out its purposes, the committee (i) identifies individuals qualified to become members of the Board, consistent with criteria approved by the Board, (ii) selects the director nominees for the next annual meeting of Stockholders, (iii) develops and recommends to the Board corporate governance principles applicable to the Company, and (iv) oversees the evaluation of the Board and management. For further information concerning the criteria and procedures for selecting director nominees, see “Nominating Procedures and Criteria” below.

     Charters of the Committees. Each committee of the Board has recommended, and the Board has adopted, and may amend from time to time, a written charter, a copy of which is attached to this Proxy Statement.

Meetings of the Board and Committees

     The Board held seven meetings, and took action by written consent once, during the fiscal year ended March 31, 2004. The Audit Committee held six meetings, and the Compensation Committee held two meetings, during fiscal year 2004. Each person who was a director of the Company or a member of a committee of the Board was present for at least 75% of the meetings of the Board and all such committees held during the fiscal year ended March 31, 2004, except Norbert Olberz.

     It is the policy of the Company to require members of the Board to attend the annual meeting of Stockholders, if practicable. Each director attended the 2003 annual meeting of Stockholders except Norbert Olberz.

Nominating Procedures and Criteria

     Among its functions, the Corporate Governance and Nominating Committee considers and approves nominees for election to the Board. In addition to the candidates proposed by the Board or identified by the committee, the committee considers candidates for director suggested by stockholders, provided such recommendations are made in accordance with the procedures set forth in the Bylaws and described under “General Information – Procedures for Stockholder Nominations” above. Stockholder recommendations that comply with these procedures will receive the same consideration that the committee’s nominees receive.

     Essential criteria for all candidates considered by the Corporate Governance and Nominating Committee include the following: integrity and ethical behavior; maturity; management experience and expertise; independence and diversity of thought; broad business or professional experience; and an understanding of business and financial affairs and the complexities of business organizations.

     In evaluating candidates for certain Board positions, the committee evaluates additional criteria, including the following: financial or accounting expertise; experience in the Company’s industry; business and other experience relevant to public companies of a size comparable to the Company; and experience in investment banking, commercial lending or other financing activities.

     In selecting director nominees, the committee evaluates the general and specialized criteria set forth above, identifying the relevant specialized criteria prior to commencement of the recruitment process, considers previous performance if the candidate is a candidate for re-election, and generally considers the candidate’s ability to contribute to the success of the Company.

     The Board’s nominees for the Meeting have been selected by the Corporate Governance and Nominating Committee, as well as the full Board.

     The Company’s Bylaws set forth certain requirements for stockholders wishing to nominate director candidates directly for consideration by the stockholders. See “General Information – Procedures for Stockholder Nominations” above. Stockholders did not propose any candidates for election at the Meeting.

Communications with Directors

     Stockholders may communicate with the chair of the Audit Committee, the Compensation Committee, or the Corporate Governance and Nominating Committee, or with the independent directors as a group, by writing to any such person or group c/o the Secretary of the Company, at the Company’s office at One Sport Chalet Drive, La Cañada, California 91011.

     Communications are distributed to the Board, or to any individual director, depending on the facts and circumstances set forth in the communication. In that regard, the Board has requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded, including the following: junk mail and mass mailings; product complaints; product inquiries; new product suggestions; resumes and other forms of job inquiries; surveys; and business solicitations or advertisements. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will not be distributed, with the provision that any communication that is not distributed will be made available to any independent director upon request.

     Communications that include information better addressed by the complaint hotline supervised by the Audit Committee will be delivered to the hotline.

Compensation of Directors

     Directors who are employees of the Company are compensated as officers of the Company and receive no separate compensation for serving as directors. Non-employee directors receive $22,000 for attending or participating in up to six Board or Committee meetings during the fiscal year plus an additional $3,000 for each additional day they attend or participate in Board or Committee meetings and $750 for each day they attend or participate in a meeting with the Company’s management. Where multiple meetings occur on the same day, they are treated as one for compensation purposes. Directors also receive reimbursement of expenses incurred in attending meetings. The Board may modify such compensation in the future. No non-employee director received more than $26,500 in fees for attending Board or Committee meetings during the fiscal year ended March 31, 2004.

     Under the 1992 Plan described below, as amended, each non-employee director currently is granted automatically, upon becoming a director, options to purchase 5,000 shares of Common Stock at the fair market value on the grant date. On each triennial date on which a non-employee director is reelected to the Board, options for an additional 5,000 shares are granted automatically to the director subject to an aggregate limit for any one non-employee director of options to acquire a total of 30,000 shares. All options are exercisable one-third upon grant and one-third on each of the first and second anniversaries of the date of grant, and all options expire five years from the date of grant. In accordance with the terms of the 1992 Plan, Messrs. Attwood, Howard, McCready, Eric Olberz, Olsen and Schneider have been granted options representing a total of 19,000, 5,000, 10,000, 16,000, 16,000 and 10,000 shares, respectively. See “Incentive Compensation Plans — 1992 Incentive Award Plan.”

Compensation Committee Interlocks and Insider Participation

     No member of the Compensation Committee is or has been an officer or employee of the Company.

Report of the Compensation Committee on Executive Compensation

     The Report of the Compensation Committee of the Board of Directors shall not be deemed filed under the Securities Act of 1933, as amended (the “Securities Act”), or under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

REPORT OF THE COMPENSATION COMMITTEE

     Compensation Policy and Executive Compensation. The Compensation Committee is responsible for reviewing and making recommendations as to the annual compensation of the Company’s executive officers, including such components as annual cash compensation, short- and long-term incentives, and supplemental benefits.

     The Company’s compensation policy is based on linking executive compensation to the Company’s objectives of growth through increased earnings and maximizing long-term stockholder value. This policy traditionally has been carried out through a compensation program consisting of salaries and short- and long-term incentives. The Compensation Committee monitors compensation levels for comparable retail companies and evaluates annual compensation on the basis of these compensation trends and the performance of the Company in order to determine whether adjustments to base salary and bonuses, or both, are appropriate.

     The Company has entered into written employment agreements with Messrs. Olberz, Levra, Kaminsky and Trausch. See “Employment Agreements.”

     The various elements of the Company’s compensation program are discussed below.

     Annual Salary and Bonus. Annual compensation for Messrs. Olberz, Levra, Kaminsky, Trausch, Lichtenstein and Anderson (collectively, the “Executive Management Group”) consists of a base salary and an annual bonus. During the fiscal year ended March 31, 2004, the annual base salaries for the Executive Management Group were: Norbert Olberz ($300,000), Craig L. Levra ($290,000), Howard K. Kaminsky ($201,000), Dennis D. Trausch ($157,500), Jeffrey A. Lichtenstein ($131,500) and Tim A. Anderson ($143,000). Based upon information concerning the compensation for comparable executives generally, the Compensation Committee believes that the base salary of each member of the Executive Management Group is at or below the base salary for comparable executives.

     The Company maintains a bonus plan under which, subject to an overall maximum, the executive officers may earn a bonus as a percentage of their base compensation, if the Company meets the pre-tax profit objective set by the Compensation Committee at the beginning of the fiscal year. See “Incentive Compensation Plans – Executive Bonus Plan.” During fiscal 2004, the profit objective was met, in part, and the following bonuses were paid under the plan to the Executive Management Group: Craig L. Levra ($50,487), Howard K. Kaminsky ($41,200), Dennis D. Trausch ($28,000), Jeffrey A. Lichtenstein ($20,400) and Tim A. Anderson ($25,550). Based upon information concerning the compensation of comparable executives generally, the Compensation Committee believes that, if the Company achieves anticipated profit levels in fiscal 2005, the Executive Management Group’s total compensation under this bonus plan will fall within the range of industry averages for the defined labor market.

     Long-Term Compensation. Messrs, Levra, Kaminsky, Trausch, Lichtenstein and Anderson hold options to purchase a total number of shares of Common Stock equal to 285,000, 179,800, 166,800, 32,800 and 10,000, respectively, exercisable at the market price on the grant date and vesting on or before August 7, 2004, and an additional 25,000, 19,200, 17,200, 9,200 and 19,000 shares, respectively, vesting after such date. The Committee believes options provide a valuable incentive to achieve long-term growth and maximum stockholder value by linking compensation benefits to the long-term growth in the Company’s stock value.

     The Committee will continue to review the Company’s overall executive compensation program periodically and, if appropriate, adjust existing compensation levels or policies in order to meet market demands or changing corporate objectives.

     Compensation of the Chairman Emeritus. Pursuant to his employment contract, Norbert Olberz, as Chairman Emeritus, was paid a base salary of $300,000 during fiscal 2004, and this will remain unchanged for fiscal 2005. Mr. Olberz does not participate in the executive bonus plan or stock option grants because, in the Committee’s view, his significant stockholdings in the Company already provide sufficient motivation for him to achieve long-term profitability and maximum stockholder value.

     Compensation of the Chairman. Pursuant to his employment contract, Mr. Levra, as Chairman of the Board and Chief Executive Officer, was paid a base salary of $290,000 during fiscal 2004 and will be paid a base salary of $330,000 in fiscal 2005, which amounts the Committee believes to be reasonable when compared to the compensation paid by comparable companies. Mr. Levra’s participation in the executive bonus plan and stock option plans is described above.

     2004 Equity Incentive Plan. The Compensation Committee has unanimously approved the proposed 2004 Equity Incentive Plan and recommends that the stockholders of the Company approve that plan.

     Tax Deductibility of Executive Compensation. The Internal Revenue Code limits the deductibility for federal income tax purposes of non-performance based compensation in excess of $1,000,000 provided to certain executive officers. As the Company’s current compensation structure does not contemplate annual compensation to any executive in excess of $1,000,000, the Compensation Committee has not formulated a policy in qualifying compensation paid to executive officers for deductibility under Section 162(m) of the Internal Revenue Code, and does not foresee the necessity of doing so in the near future. Should limitations on the deductibility of compensation become a material issue, the Compensation Committee will, at such time, determine whether such a policy should be implemented, either in general or with respect to specific transactions.

Dated: June 14, 2004	COMPENSATION COMMITTEE

John R. Attwood Kenneth Olsen

Executive Compensation

     The following table sets forth, as to the Chief Executive Officer and as to each of the other four most highly compensated officers whose compensation exceeded $100,000 during the last fiscal year (the “Named Executive Officers”), information concerning all cash and non-cash compensation awarded, earned or paid for services to the Company in all capacities for each of the three years ended March 31, 2004, 2003 and 2002.

SUMMARY COMPENSATION TABLE

				Long-Term
		Annual Compensation		Compensation
				Securities
				Underlying
				Options/	All Other
Name and Position(1)	Year	Salary ($)	Bonus ($) (2)	SARs (#) (3)	Compensation ($) (4)
	2004	300,000	—	—	42,929
Norbert Olberz,	2003	300,000	—	—	25,400
Chairman Emeritus (5)	2002	300,000	—	—	26,415
Craig L. Levra, Chairman of the Board,	2004	290,000	50,487	—	635,653	(8)
President and Chief	2003	290,000	—	—	20,217
Executive Officer (6)	2002	290,000	—	40,000	17,748
Howard K. Kaminsky, Executive Vice President-Finance, Chief Financial	2004	201,000	41,200	4,000	218,690	(8)
Officer and Secretary (7)	2003	196,000	—	—	13,283
	2002	196,000	—	23,000	14,314
Dennis D. Trausch, Executive Vice	2004	157,500	28,000	4,000	31,835
President-Growth and	2003	155,000	—	—	34,471
Development (9)	2002	191,000	—	23,000	14,258
Jeffrey A. Lichtenstein	2004	131,500	20,400	4,000	40,218
Senior Vice President - Risk Management (10)
Tim A. Anderson,	2004	143,000	25,550	4,000	15,996
Vice President — Retail Operations (11)

(1)	For a description of the employment agreements between certain officers and the Company, see “Employment Agreements.”

(2)	Each Named Executive Officer was entitled to participate in the executive bonus program, except Mr. Olberz. See “Incentive Compensation Plans — Executive Bonus Plan.”

(3)	Represents options granted under the 1992 Plan. See “Incentive Compensation Plans — 1992 Incentive Award Plan.”

(4)	Unless otherwise stated, represents personal benefits in addition to salary and bonuses, including but not limited to, auto allowances and group health insurance.

(5)	Mr. Olberz has served as Chairman Emeritus since August 2001, Chairman of the Board from 1959 to August 2001, Interim President from April 1995 to November 1997 and Interim Chief Executive Officer from April 1995 to August 1999.

(Footnotes continued on next page)

(Footnotes continued from prior page)

(6)	Mr. Levra has served as Chairman of the Board since August 2001, President since November 1997 and Chief Executive Officer since August 1999.

(7)	Mr. Kaminsky has served as Chief Financial Officer since 1985, Executive Vice President-Finance since May 2000 and Secretary since July 1995.

(8)	Includes the fair market value of $337,270 and $111,648 on the grant date of shares awarded by Norbert Olberz to Messrs. Levra and Kaminsky, respectively, together with a cash bonus to pay income taxes thereon, paid by the Company.

(9)	Mr. Trausch has served as Executive Vice President — Growth and Development since April 2002, and Executive Vice President-Operations from June 1988 until April 2002.

(10)	Mr. Lichtenstein was appointed Senior Vice President — Risk Management in October 2003.

(11)	Mr. Anderson was appointed Vice President — Retail Operations in October 2003.

Stock Option Grants

     The following table sets forth certain information regarding the grant of stock options made during the fiscal year ended March 31, 2004 to the Named Executive Officers.

OPTION/SAR GRANTS IN FISCAL YEAR 2004

	Individual Grants
		Percent of			Potential Realizable Value
	Number of	Total			at Assumed Rates of Stock
	Securities	Options/SARs			Price Appreciation for
	Underlying	Granted To	Exercise		Option Term(4)
	Options/SARs	Employees In	or Base	Expiration
Name of Officer	Granted (1)	Fiscal Year(2)	Price(3)	Date	5%	10%
Howard K. Kaminsky	4,000	9.3%	$7.27	9/29/13	$18,213	$46,155
Dennis D. Trausch	4,000	9.3%	$7.24	9/25/13	$18,288	$46,346
Jeffrey A. Lichtenstein	4,000	9.3%	$7.24	9/25/13	$18,288	$46,346
Tim A. Anderson	4,000	9.3%	$7.27	9/29/13	$18,213	$46,155

(1)	These options first become exercisable at the rate of 20% per year. Upon certain changes in control of the Company, these options become fully exercisable.

(2)	Options to purchase an aggregate of 43,000 shares were granted during the fiscal year ended March 31, 2004.

(3)	The exercise price is equal to the closing price of the Company’s Common Stock on the date of grant. The exercise price and tax withholding obligations related to exercise may be paid by delivery of already owned shares, subject to certain conditions.

(4)	The Potential Realizable Value is the product of (a) the difference between (i) the product of the last reported sale price per share at the date of grant and the sum of (A) 1 plus (B) the assumed rate of appreciation of the Common Stock compounded annually over the term of the option and (ii) the per share exercise price of the option and (b) the number of shares of Common Stock underlying the option at March 31, 2004. These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on stock option exercises are dependent on a variety of factors, including market conditions and the price performance of the Common Stock. There can be no assurance that the rate of appreciation presented in this table can be achieved.

Option Exercises and Holdings

     The following table sets forth, for each of the Named Executive Officers, certain information regarding the exercise of stock options during the fiscal year ended March 31, 2004, the number of shares of Common Stock issuable upon the exercise of stock options held at fiscal year end and the value of options held at fiscal year end based upon the last reported sale price of the Common Stock on Nasdaq on March 31, 2004 ($11.63).

     None of the Named Executive Officers exercised options during fiscal 2004, and none of them hold stock appreciation rights (“SARs”).

AGGREGATED OPTION/SAR EXERCISES IN FISCAL YEAR 2004
AND FISCAL YEAR-END OPTION/SAR VALUES

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised		In-the-Money Options at
	Acquired on	Value	Options at March 31, 2004		March 31, 2003 (1)
Name of Officer	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
Craig L. Levra	—	—	285,000	25,000	$1,937,150	$110,400
Howard K. Kaminsky	—	—	179,800	19,200	1,361,144	86,716
Dennis D. Trausch	—	—	166,800	17,200	1,271,704	72,836
Jeffrey A. Lichtenstein	—	—	32,800	9,200	198,759	33,196
Tim A. Anderson	—	—	10,000	19,000	31,300	64,510

(1)	The value of unexercised “in-the-money” options is the difference between the last reported sale price of the Common Stock on March 31, 2004 ($11.63 per share) and the exercise price of the option, multiplied by the number of shares subject to the option.

Incentive Compensation Plans

     2004 Equity Incentive Plan. For a description of the proposed 2004 Equity Incentive Plan, see “Proposal 2. Approval of the 2004 Equity Incentive Plan.”

     1992 Incentive Award Plan. In October 1992, the Board of Directors adopted the 1992 Incentive Award Plan (the “1992 Plan”), which authorizes the granting of certain incentive awards including stock appreciation rights, non-qualified stock options, incentive stock options, restricted stock, dividend equivalents and performance awards. The 1992 Plan was amended on August 6, 1998 and on August 1, 2002.

     As of the date of this Proxy Statement, there were 910,667 shares of the Company’s Common Stock subject to outstanding options and 415,799 additional shares available for awards. Of these shares, 40,000 are reserved for issuance to non-employee directors. Options granted to directors are discussed under “Compensation of Directors.”

     The 1992 Plan provides for the grant of incentive stock options (as defined in Section 422 of the Internal Revenue code of 1986, as amended) to employees of the Company. The 1992 Plan also provides for the grant of non-qualified stock options to the Company’s officers, employees or consultants. Incentive stock options may have certain tax advantages for the optionee as compared to non-qualified stock options. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Company’s Common Stock on the date of grant or 110% of such fair market value in the case of an optionee who holds more than 10% of the Company’s Common Stock. The exercise price of a non-qualified stock option may not be less than 100% of the fair market value of the Company’s Common Stock on the grant date. Shares subject to an option granted under the 1992 Plan may be purchased for cash or its equivalent, including shares of Common Stock. Options expire ten years after the grant date, with the exception of incentive stock options held by a holder of 10% or more of the outstanding Common Stock, which expire five years after the grant date.

     Executive Bonus Plan. The Company maintains a bonus plan under which, subject to an overall maximum, certain executive officers may earn a bonus as a percentage of their annual base salaries, if the Company meets the pre-tax profit objective set by the Compensation Committee at the beginning of the fiscal year. If the Company meets or exceeds the profit objective, each executive officer, other than Mr. Olberz, is entitled to receive a bonus of between 35% and 70% of their annual base salary. If the Company achieves 90% or more of the profit objective, but less than 100%, these executives receive 50% of a full annual bonus plus 5% for each full percentage point above 90% achieved.

     401K Plan. Eligible employee participants could make voluntary contributions to an employee retirement savings plan under Section 401(k) of the Internal Revenue Code 1986, as amended (the “401K Plan”), through payroll deductions which are matched, in part, by the Company’s contributions. Such contributions can be used by the participant to purchase interests in certain mutual funds or shares of the Company’s Common Stock.

     Each employee twenty-one years of age or older is eligible to participate in the 401K Plan on the first day of the pay period after completing three months of service. There are currently approximately 2,368 employees of the Company who are eligible to participate in the 401K Plan. Subject to compliance with certain nondiscrimination tests which limit contributions of or on behalf of “highly compensated employees” (as such term as defined in the federal tax laws), the eligible employee may make an annual contribution equal to from 2% up to and including 100% or $13,000 (whichever is less) of their salary compensation.

Equity Compensation Plan Information

     The following table shows outstanding options, their weighted exercise price, and options remaining available for issuance under the Company’s existing compensation plans.

EQUITY COMPENSATION PLAN INFORMATION

Number of securities
remaining available for
future issuance under
	Number of securities to	Weighted-average	equity compensation
	be issued upon exercise	exercise price of	plans (excluding
	of outstanding options,	outstanding options,	securities reflected in
Plan Category	warrants and rights (1)	warrants and rights	column (a))
	(a)	(b)	(c)
Plans Approved by Stockholders	910,667	$5.18	415,799
Plans Not Approved
by Stockholders (none)	—	—	—

(1)	Excludes 4,361,910 shares of Common Stock which may be purchased by SC Option, LLC from the Olberz Family Trust upon the death of Norbert Olberz. See “Certain Relationships and Related Transactions – Succession Plan.”

Employment Agreements

     The Company has entered into an employment agreement with Norbert Olberz. The term of the employment commences on April 1, 2000 and terminates on March 31, 2014 and automatically renews for an additional twelve months at the end of the initial term or any renewal term unless 30 days notice is given by either party. Mr. Olberz is entitled to (i) receive an annual base salary of $300,000, (ii) receive a $1,500 monthly automobile allowance, (iii) receive reimbursement for personal tax and financial advisory services up to $1,500 per year, (iv) participate in all plans provided to executive officers or employees generally and (v) receive reimbursement for secretarial assistance up to $2,500 per month. The Company has the right to terminate Mr. Olberz’ employment only for “cause” (as defined in such employment agreement).

     The Company has entered into employment agreements, as amended, with each of Messrs. Levra, Kaminsky and Trausch. The term of employment of Mr. Levra commences on July 1 of each year and terminates on the following June 30 and automatically renews for an additional twelve months at the end of the initial term or any renewal term unless notice of termination is given by either party at least 30 days prior to the end of the term. The term of employment of Messrs. Kaminsky and Trausch commences on July 1 of each year and terminates on the following June 30 and automatically renews for an additional twelve months at the end of the initial term or any renewal term unless notice of termination is given by either party at least 30 days prior to the end of the term. Messrs. Levra, Kaminsky and Trausch are entitled to (i) receive an annual base salary (subject to increase from time to time at the discretion of the Board) of $330,000, $206,000 and $160,000, respectively, (ii) participate in the executive bonus program, (iii) receive a monthly automobile allowance in the amount of $1,200 for Mr. Levra and $900 for Messrs. Kaminsky and Trausch, (iv) receive reimbursement for personal tax and financial advisory services up to $1,200 per year for Mr. Levra and $750 per year for Messrs. Kaminsky and Trausch, and (v) participate in all plans provided to executive officers or employees generally. In the event employment is terminated by the Company without “cause” (as defined) or by the employee for specified causes, Mr. Levra will be entitled to his annual base salary for twenty-four months, Mr. Kaminsky will be entitled to his annual base salary for twelve months and Mr. Trausch will be entitled to his annual base salary for six months.

Code of Conduct

     The Company has adopted a Code of Conduct applicable to all directors, officers and employees of the Company. The Code of Conduct appears as Exhibit 14.1 to our Annual Report on Form 10-K for the fiscal year ended March 31, 2004. A copy of the Code of Conduct is available free of charge by writing to Sport Chalet, Inc., attention Corporate Secretary, One Sport Chalet Drive, La Cañada, CA 91011.

Report of the Audit Committee of the Board of Directors

     The Report of the Audit Committee of the Board of Directors shall not be deemed filed under the Securities Act or under the Exchange Act.

REPORT OF THE AUDIT COMMITTEE

     The Board maintains an Audit Committee consisting of three of the Company’s directors. Each member of the Audit Committee meets the independence and experience requirements of the Nasdaq Stock Market and the independence requirements of the SEC. The Audit Committee assists the Board in monitoring the accounting, auditing and financial reporting practices of the Company.

     Management is responsible for the preparation of the Company’s financial statements and financial reporting process, including its system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee:

•	Reviewed and discussed with management the audited financial statements contained in the Company’s Annual Report on Form 10-K for fiscal 2004; and

•	Obtained from management their representation that the Company’s financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

     The independent auditors are responsible for performing an audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and expressing an opinion on whether the Company’s financial statements present fairly, in all material respects, the Company’s financial position and results of operations for the periods presented and conform with accounting principles generally accepted in the United States. In fulfilling its oversight responsibilities, the Audit Committee:

•	Discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (“Communication with Audit Committees”);

•	Reviewed and discussed with the independent auditors the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”); and

•	Reviewed and discussed with the independent auditors whether the rendering of the non-audit services provided by them to the Company during fiscal 2004 was compatible with their independence.

     The Audit Committee operates under a written charter, which was adopted by the Board and is assessed annually for adequacy by the Audit Committee. Pursuant to this assessment, in May 2004 the Audit Committee recommended a revised charter. The revised charter was adopted by the Board, and a copy is attached to this Proxy Statement as Appendix A.

     The Audit Committee held six meetings with the independent auditors during fiscal 2004, in each case with and without management present. In performing its functions, the Audit Committee acts only in an oversight capacity. It is not the responsibility of the Audit Committee to determine that the Company’s financial statements are complete and accurate, are presented in accordance with accounting principles generally accepted in the United States or present fairly the results of operations of the Company for the periods presented or that the Company maintains appropriate internal controls. Nor is it the duty of the Audit Committee to determine that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States) or that the Company’s auditors are independent.

     Based upon the reviews and discussions described above, and the report of the independent auditors, the Audit Committee has recommended to the Board, and the Board has approved, that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004, for filing with the Securities and Exchange Commission.

Dated: June 14, 2004	AUDIT COMMITTEE

Kenneth Olsen Al D. McCready Frederick H. Schneider

Performance Graph

     The following graph compares the yearly percentage change in cumulative total stockholder return of the Company’s Common Stock during the period from April 1, 1999 to March 31, 2004 with (i) the cumulative total return of the Nasdaq market index and (ii) the cumulative total return of the S&P Specialty Stores Index. The comparison assumes $100 was invested on April 1, 1999 in the Common Stock and in each of the foregoing indices and the reinvestment of dividends through March 31, 2004. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

     This graph shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

Certain Relationships and Related Transactions

     From time to time the Company has transacted business with entities in which Norbert Olberz or Al D. McCready has an interest.

     Property Leases. The Company leases from corporations controlled by Norbert Olberz, the Chairman Emeritus and the Company’s principal stockholder (the “Principal Stockholder”), its corporate office space in La Cañada and its stores in La Cañada, Huntington Beach and Porter Ranch, California. In prior years the Company also leased its warehouse and distribution facility in Montclair, California and although the term of this lease ran to 2007, the Principal Stockholder agreed to cancel the lease when the Company moved to the new distribution center in February 2002. The new distribution center located in Ontario, California is leased from an unrelated third party. The Company has incurred rental expense to the Principal Stockholder of $2.5 million, $2.2 million and $2.4 million in fiscal 2004, 2003 and 2002, respectively.

     The Company’s corporate offices in prior years were spread over seven nearby buildings in La Cañada, California, neighboring the store where the Company was founded. To facilitate growth related to the expansion plans, the Company leased a new 27,500 square foot corporate office in La Cañada from La Cañada Properties, Inc., a corporation controlled by the Principal Stockholder, in October 2002. The Company expects this building to support its growth plans for the foreseeable future.

     Consulting Services. In both fiscal 2003 and 2002, the Company paid $55,000 to McCready Manigold Ray & Co., Inc. a consulting firm of which Al D. McCready is a principal stockholder, Chairman and Chief Executive Officer, for computer system consulting services provided to the Company.

     Management believes that the occupancy costs under the leases with corporations controlled by the Principal Stockholder, and consulting fees paid to McCready Manigold Ray & Co., Inc. described above, are no higher than those that would be charged by unrelated third parties under similar circumstances.

     Succession Plan. On December 20, 2002, Norbert Olberz, the Company’s founder and principal stockholder and his wife, Irene Olberz, as co-trustees of the Olberz Family Trust, a revocable grantor trust (the “Trust”), granted to SC Option, LLC, a newly formed California limited liability company (the “LLC”), an option (the “Option”) to purchase, under certain circumstances, all of the shares (then 4,400,510) of the Company’s Common Stock (the “Option Shares”) held by the Trust. The managers of the LLC currently are Craig L. Levra and Howard K. Kaminsky, who hold 59.1% and 39.4%, respectively, of the interests in the LLC. The other members of the LLC are Dennis D. Trausch, Jeffery A. Lichtenstein and Tim A. Anderson, the Company’s Executive Vice President – Growth and Development, Senior Vice President – Risk Management and Vice President – Retail Operations, respectively, each of whom holds a 0.5% interest in the LLC. The Option was initially exercisable for 181 days from the date of the death (“vesting” or “measurement” date) of Mr. Olberz, at an exercise price equal to the market price on the date of Mr. Olberz’ death. The LLC and the Trust entered into the Option to provide for a smooth transition of control of the Company in the event of the death of Mr. Olberz. The Option is subject to termination upon certain events, including the mutual consent of the Trust and the LLC or in the event that Craig L. Levra ceases to be the Chief Executive Officer of the Company for any reason. The Trust may borrow against the shares until the vesting date and may also sell shares, provided the Trust maintains ownership of at least 51% of the Company’s shares on a fully diluted basis. In addition, the purchase of the Option Shares by the LLC upon exercise of the Option is subject to certain conditions, including the ability of the LLC to obtain sufficient financing to purchase the Option Shares. The Option agreement was negotiated directly between Norbert Olberz and the members of the LLC. On June 11, 2004, the Option was amended to extend the exercisable period from 181 days to 365 days from the date of death.

     For financial accounting purposes, the grant of the Option by the principal stockholder of the Company is being treated in a manner consistent with a grant of an option by the Company. The Company has also treated the grant of the Option to the LLC as if the grant were made directly to employees of the Company, because the members of the LLC are employees of the Company and no non-employee services will be provided to the Company by the LLC or members of the LLC and because, for economic and tax purposes, the LLC is a pass through entity in that all income or losses of the LLC are passed through to its individual members. In addition, vesting of the Option, except for the Company’s Chief Financial Officer, is contingent upon continued employment. Because the Option has been granted with an exercise price equal to the market price on the measurement date, the Company will not be required to recognize compensation expense in connection with the grant of the Option. The fair value of the Option is being recognized as compensation expense for purposes of calculating pro forma net income and pro forma earnings per share as required by FASB Statement No. 123, Accounting for Stock-Based Compensation. The fair value for the Option was estimated at the date of grant using a Black-Scholes option pricing model with the following weighted-average assumptions: weighted-average risk-free interest rate of 4.0%, dividend yields of 0%; weighted-average volatility factors of the expected market price of the Company’s Common Stock of 0.407 and an expected life of the Option of 365 days. For purposes of pro forma disclosures, the estimated fair value of $4.3 million for the Option, as amended, is being amortized as an expense over the Option’s vesting period, which has been estimated at nine years.

     For a more complete description of the Option, see the Company’s Current Report on Form 8-K filed with the SEC on December 23, 2002.

Compliance with Reporting Requirements of Section 16

     Under Section 16(a) of the Exchange Act, the Company’s directors, executive officers and any person holding ten percent or more of the Common Stock are required to report their ownership of Common Stock and any changes in that ownership to the SEC and to furnish the Company with copies of such reports. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC, each person subject to the reporting requirements of Section 16(a) has timely filed all reports required to be filed in fiscal 2004.

PROPOSAL 2

APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN

     On June 14, 2004, the Compensation Committee of the Board approved the Sport Chalet, Inc. 2004 Equity Incentive Plan (the “2004 Plan”) under which 600,000 shares of Common Stock will be reserved for issuance (approximately 9.0% of the outstanding shares as of March 31, 2004). The 2004 Plan will not become effective until it is approved by the Stockholders. In accordance with Nasdaq listing standards, the Board is asking the Stockholders to approve the 2004 Plan so that the Company may use the shares reserved for issuance under the 2004 Plan to assist the Company in achieving its goals of increasing profitability and stockholder value, while also receiving a federal income tax deduction for certain compensation paid under the 2004 Plan under Section 162(m) of the Internal Revenue Code, as amended (the “Code”), and for qualifying such shares for special tax treatment under Section 422 of the Code.

     The 2004 Plan has a number of special terms and limitations, including:

•	the exercise price of an option may not be reduced without stockholder approval (other than in connection with a change in the Company’s capitalization);

•	no employee may be granted, in any calendar year, awards covering more than 250,000 shares or $2,000,000; and

•	stockholder approval is required for certain types of amendments to the 2004 Plan.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE SPORT CHALET, INC. 2004 EQUITY INCENTIVE PLAN.

Vote Required

     Approval of the 2004 Plan requires the affirmative vote of a majority of the shares of Common Stock present, in person or by proxy, and entitled to be voted on the proposal at the Meeting.

Summary of the 2004 Plan

     The following summary of the 2004 Plan does not purport to be a complete description of the 2004 Plan. and is qualified in its entirety by reference to its full text, a copy of which is attached to this Proxy Statement as Appendix D.

     General The purpose of the 2004 Plan is to encourage ownership in the Company by key personnel whose long-term employment is considered essential to the Company’s continued progress and, thereby, align participants’ and stockholders’ interests. Stock options and stock awards, including stock units and cash awards, may be granted under the 2004 Plan. Options granted under the 2004 Plan may be either “incentive stock options,” as defined in Section 422 of the Code, or non-statutory stock options.

     Administration The 2004 Plan may be administered by the Board, a Committee appointed by the Board or its delegate (as applicable, the “Administrator”).

     Eligibility Awards may be granted under the 2004 Plan to employees of the Company and its affiliates. Incentive stock options may be granted only to employees of the Company or its subsidiaries. There are approximately 2,700 employees eligible to receive awards under the 2004 Plan. The Administrator, in its discretion, selects the employees to whom awards may be granted, the time or times at which such awards are granted, and the terms of such awards.

     Section 162(m) Limitations Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Company’s Chief Executive Officer or any of the four other most highly compensated officers. Certain performance-based compensation is specifically exempt from the deduction limit if it otherwise meets the requirements of Section 162(m). One of the requirements for equity compensation plans is that there must be a limit to the number of shares granted to any one individual under the plan. Accordingly, the 2004 Plan provides that no employee may be granted more than 250,000 shares in any calendar year. The maximum amount payable pursuant to that portion of a cash award granted under the 2004 Plan for any fiscal year to any employee that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code may not exceed $2,000,000. Stockholder approval of this proposal will constitute stockholder approval of these limitations for Section 162(m) purposes.

     Terms and Conditions of Options Each option is evidenced by a stock option agreement between the Company and the optionee and is subject to the following additional terms and conditions.

     Exercise Price The Administrator determines the exercise price of options at the time the options are granted. The exercise price of an incentive stock option may not be less than 100% of the fair market value of the Common Stock on the date such option is granted. The fair market value of the Common Stock is determined as the average of the highest and lowest quoted sales prices for the Common Stock on the date the option is granted (or if no sales were reported that day, the last preceding day a sale occurred). As of March 31, 2004, the average of the highest and lowest quoted sales prices of Common Stock was $11.87 per share. No option may be repriced to reduce the exercise price of such option without stockholder approval (except in connection with a change in the Company’s capitalization).

     Exercise of Option The Administrator determines when options become exercisable and in its discretion may accelerate the vesting of any outstanding option. The means of payment for shares issued upon exercise of an option are specified in each option agreement. The 2004 Plan permits payment to be made by cash, check, wire transfer, other shares of Common Stock of the Company (with some restrictions), broker assisted same-day sales, any other form of consideration permitted by applicable law, or any combination thereof.

     Term of Option The term of an option may be no more than ten years from the date of grant. No option may be exercised after the expiration of its term.

     Termination of Employment If an optionee’s employment terminates for any reason (other than as described below), then all unvested options held by the optionee under the 2004 Plan will terminate immediately upon the optionee’s termination and all vested options may generally be exercised for three months following the optionee’s termination.

     Death or Disability Generally, if an optionee’s employment terminates as a result of the optionee’s death or disability, then all unvested options will terminate immediately, and all vested options may be exercised for one year following the optionee’s death or disability, provided that no option may be exercised after the expiration of its term.

     Other Provisions The stock option agreement may contain other terms, provisions and conditions not inconsistent with the 2004 Plan, as may be determined by the Administrator.

     Terms and Conditions of Stock Awards Each stock award agreement will contain provisions regarding (1) the number of shares subject to such stock award or a formula for determining such number, (2) the purchase price of the shares, if any, and the means of payment for the shares, (3) the performance criteria, if any, and level of achievement versus these criteria that will determine the number of shares granted, issued, retained and vested, as applicable, (4) such terms and conditions on the grant, issuance, vesting and forfeiture of the shares, as applicable, as may be determined from time to time by the Administrator, (5) restrictions on the transferability of the stock award, and (6) such further terms and conditions, in each case not inconsistent with the 2004 Plan, as may be determined from time to time by the Administrator.

     Termination of Employment In the case of stock awards, including stock units, unless the Administrator determines otherwise, the restricted stock or restricted stock unit agreement will provide that the unvested stock or stock units will be forfeited upon the recipient’s termination of employment for any reason.

     Vesting The vesting of a stock award may be subject to performance criteria, continued service of the recipient, or both.

     Terms and Conditions of Stock Appreciation Rights Each Stock Appreciation Right (“SAR”) agreement will contain provisions regarding (1) the exercise price, (2) the term of the SAR, (3) the conditions of exercise, and (4) such other terms and conditions as the Administrator, in its sole discretion, shall determine. These provisions shall be determined by the Administrator, in its sole discretion.

     Terms and Conditions of Cash Awards Each cash award agreement will contain provisions regarding (1) the performance goals and maximum amount payable to the recipient as a cash award, (2) the performance criteria and level of achievement versus the criteria that will determine the amount of such payment, (3) the period as to which performance shall be measured for establishing the amount of any payment, (4) the timing of any payment earned by virtue of performance, (5) restrictions on the alienation or transfer of the cash award prior to actual payment, (6) forfeiture provisions, and (7) such further terms and conditions, in each case not inconsistent with the 2004 Plan, as may be determined from time to time by the Administrator. The maximum amount payable as a cash award that is settled for cash may be a multiple of the target amount payable.

     Nontransferability Unless otherwise determined by the Administrator, awards granted under the 2004 Plan are not transferable other than by will or the laws of descent and distribution and may be exercised during the recipient’s lifetime only by the recipient. The Administrator will have the sole discretion to permit the transfer of an award.

     Qualifying Performance Criteria Qualifying Performance Criteria means any one of more of the performance criteria listed below, either individually, alternatively or in combination, applied to either the Company as a whole or to a business unit, affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis, or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Administrator in the award agreement. The performance criteria may be (1) cash flow; (2) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (3) earnings per share (pre and after tax); (4) growth in earnings or earnings per share; (5) stock price; (6) return on equity or average stockholders’ equity; (7) total stockholder return; (8) return on capital; (9) return on assets or net assets; (10) return on investment; (11) revenue; (12) income or net income; (13) operating income or net operating income; (14) operating profit or net operating profit; (15) operating margin; (16) return on operating revenue; (17) market share; (18) contract awards or backlog; (19) overhead or other expense reduction; (20) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index; (21) credit rating; (22) strategic plan development and implementation; (23) EBITDA, (24) comparable store sales; (25) labor productivity; (26) gross profit percentage of sales or dollars; (27) inventory turn; (28) new store performance; (29) new store sales; (30) new store profitability; (31) number of new stores opened; and (32) any other similar criteria as may be determined by the Administrator.

     Adjustments Upon Changes In Capitalization, Merger or Sale of Assets Subject to any required action by the Company’s stockholders, (1) the number and kind of shares covered by each outstanding award, (2) the price per share subject to each outstanding award and (3) the share limitations set forth in Section 3 of the 2004 Plan, will be proportionately adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Company’s stock, or any other increase or decrease in the number of issued shares of the Company’s stock effected without receipt of consideration by the Company.

     In the event of a liquidation or dissolution, any unexercised options or stock awards will terminate. The Administrator, in its discretion, may provide that each optionee shall have the right to exercise all of the optionee’s options, including those not otherwise exercisable, and be fully vested in any stock awards until the date ten days prior to the consummation of the liquidation or dissolution.

     In the event of a change of control of the Company, as defined in the 2004 Plan and determined by the Board, the Board, in its discretion, may provide for the assumption, substitution or adjustment of each outstanding award, accelerate the vesting of options and terminate any restrictions on stock awards or cash awards, or cancel awards for a cash payment to the recipient.

     Amendment and Termination of the Plan The Board may amend, alter, suspend or terminate the 2004 Plan, or any part thereof, at any time and for any reason. However, the Company will obtain stockholder approval for any amendment to the 2004 Plan to the extent required by applicable laws or stock exchange rules. In addition, without limiting the foregoing, unless approved by the Company stockholders, no such amendment shall be made that would: (1) materially increase the maximum number of shares for which awards may be granted under the 2004 Plan, other than an increase pursuant to a change in the Company’s capitalization, (2) reduce the exercise price of outstanding options, or (3) change the class of persons eligible to receive awards under the 2004 Plan. No such action by the Board or stockholders may alter or impair any award previously granted under the 2004 Plan without the written consent of the recipient. Unless terminated earlier, the 2004 Plan shall terminate ten years from the date of its approval by the stockholders.

     New Plan Benefits Because benefits under the 2004 Plan will depend on the Administrator’s actions and the fair market value of Common Stock at various future dates, it is not possible to determine the benefits that will be received by directors, executive officers and other employees if the 2004 Plan is approved by the Stockholders.

Federal Income Tax Consequences

     Incentive Stock Options An optionee who is granted an incentive stock option does not recognize taxable income at the time the option is granted or upon its exercise, although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to the alternative minimum tax. Upon a disposition of the shares more than two years after grant of the option and one year after exercise of the option, the optionee will recognize long-term capital gain or loss equal to the difference between the sale price and the exercise price. If the holding periods are not satisfied, then: (1) if the sale price exceeds the exercise price, the optionee will recognize capital gain equal to the excess, if any, of the sale price over the fair market value of the shares on the date of exercise and will recognize ordinary income equal to the difference, if any, between the lesser of the sale price or the fair market value of the shares on the exercise date and the exercise price; or (2) if the sale price is less than the exercise price, the optionee will recognize a capital loss equal to the difference between the exercise price and the sale price. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income.

     Non-Statutory Stock Options An optionee does not recognize any taxable income at the time a non-statutory stock option is granted. Upon exercise, the optionee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of the Company is subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as and at the time the optionee recognizes ordinary income. Upon a disposition of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

     Stock Awards Stock awards will generally be taxed in the same manner as non-statutory stock options. However, a restricted stock award is subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code to the extent the award will be forfeited in the event that the employee ceases to provide services to the Company. As a result of this substantial risk of forfeiture, the employee will not recognize ordinary income at the time of award. Instead, the employee will recognize ordinary income on the dates when the stock is no longer subject to a substantial risk of forfeiture, or when the stock becomes transferable, if earlier. The employee’s ordinary income is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date the stock is no longer subject to forfeiture.

     The employee may accelerate his or her recognition of ordinary income, if any, and begin his or her capital gains holding period by timely filing (i.e., within thirty days of the award) an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the amount paid for the stock, if any, and the fair market value of the stock on the date of award, and the capital gain holding period commences on such date. The ordinary income recognized by an employee will be subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company is entitled to a deduction in the same amount as and at the time the employee recognizes ordinary income.

     Stock Appreciation Rights An awardee does not recognize any taxable income at the time a SAR is granted. Upon exercise, the awardee recognizes taxable income generally measured by the excess of the then fair market value of the shares over the exercise price.

     Cash Awards Upon receipt of cash, the recipient will have taxable ordinary income, in the year of receipt, equal to the cash received. Any cash received will be subject to tax withholding by the Company. Unless limited by Section 162(m) of the Code, the Company will be entitled to a tax deduction in the amount and at the time the recipient recognizes compensation income.

     The foregoing is only a summary of the effect of U.S. federal income taxation upon recipients and the Company with respect to the grant and exercise of awards under the 2004 Plan. It does not purport to be complete and does not discuss the tax consequences arising in the context of the employee’s death or the income tax laws of any municipality, state or foreign country in which the employee’s income or gain may be taxable.

PROPOSAL 3

APPROVAL OF AUDITORS

     The Board, upon the recommendation of the Audit Committee, has appointed Ernst & Young LLP to serve as the Company’s independent auditors for the fiscal year ending March 31, 2005.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2005.

INDEPENDENT AUDITORS

     Representatives of Ernst & Young LLP, the Company’s independent auditors for the fiscal year ended March 31, 2004, will be invited to be present at the Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from Stockholders.

     Audit Fees: Fees for audit services totaled $131,000 in fiscal 2004 and $115,000 in fiscal 2003, including fees associated with the annual audit and the reviews of the Company’s quarterly reports in Form 10-Q.

     Audit-Related Fees: Fees for audit-related services totaled $31,500 in fiscal 2004 and $38,000 in fiscal 2003. Audit-related services principally include benefit plan audits and accounting consultations.

     Tax Fees: Fees for tax services, including tax compliance, tax advice and tax planning totaled $121,000 in fiscal 2004 and $25,000 in fiscal 2003.

     All Other Fees: There were no fees for other services not included above for fiscal 2004 or 2003.

     The Audit Committee administers the Company’s engagement of Ernst & Young LLP and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of Ernst & Young LLP, and whether for reasons of efficiency or convenience it is in the best interest of the Company to engage its independent auditor to perform the services. The Audit Committee, in reliance on management and the independent auditors, has determined that the provision of these services is compatible with maintaining the independence of Ernst & Young LLP.

     Prior to engagement, the Audit Committee pre-approves all independent auditor services. The fees are budgeted and the Audit Committee requires the independent auditors and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditors for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditors.

     The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

     Under certain circumstances, stockholders are entitled to present proposals at stockholder meetings. The 2005 annual meeting of stockholders is presently expected to be held on or about August 1, 2005.

     SEC rules provide that any stockholder proposal to be included in the proxy statement for the Company’s 2005 annual meeting must be received by the Secretary of the Company at the Company’s office at One Sport Chalet Drive, La Cañada, California 91011 on or before February 21, 2005, in a form that complies with applicable regulations. If the date of the 2005 annual meeting is advanced or delayed more than 30 days from the date of the 2004 annual meeting, stockholder proposals intended to be included in the proxy statement for the 2005 annual meeting must be received by us within a reasonable time before the Company begins to print and mail the proxy statement for the 2005 annual meeting. Upon any determination that the date of the 2005 annual meeting will be advanced or delayed by more than 30 days from the date of the 2004 annual meeting, the Company will disclose the change in the earliest practicable Quarterly Report on Form 10-Q.

     SEC rules also govern a company’s ability to use discretionary proxy authority with respect to stockholder proposals that were not submitted by the stockholders in time to be included in the proxy statement. In the event a stockholder proposal is not submitted to the Company on or before May 6, 2005, the proxies solicited by the Board for the 2005 annual meeting of stockholders will confer authority on the proxyholders to vote the shares in accordance with the recommendations of the Board if the proposal is presented at the 2005 annual meeting of stockholders without any discussion of the proposal in the proxy statement for such meeting.

ANNUAL REPORT ON FORM 10-K

     A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2004 (excluding the exhibits thereto) as filed with the SEC, accompanies this Proxy Statement, but it is not deemed to be a part of the proxy soliciting material. The Form 10-K contains consolidated financial statements of the Company and its subsidiaries and the report thereon of Ernst & Young LLP, the Company’s independent auditors.

     The Company will provide a copy of the exhibits to its Form 10-K for the fiscal year ended March 31, 2004 upon the written request of any beneficial owner of the Company’s securities as of the Record Date and reimbursement of the Company’s reasonable expenses. Such request should be addressed to the Company c/o Howard K. Kaminsky, the Secretary of the Company, at One Sport Chalet Drive, La Cañada, California 91011. Exhibits are available at no charge on the SEC’s website, www.sec.gov.

     STOCKHOLDERS ARE URGED IMMEDIATELY TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors

SPORT CHALET, INC.

Howard K. Kaminsky,
Secretary

La Cañada, California
June 21, 2004

SPORT CHALET, INC.
PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

     The undersigned, a stockholder of SPORT CHALET, INC., a Delaware corporation (the “Company”), hereby appoints Craig L. Levra and Frederick H. Schneider, and each of them, the proxies of the undersigned, each with full power of substitution, to attend, vote and act for the undersigned at the annual meeting of the stockholders of the Company, to be held on August 2, 2004, and any continuation, postponement or adjournment thereof, and in connection herewith, to vote and represent all of the shares of the Company that the undersigned would be entitled to vote, as follows:

1.	ELECTION OF DIRECTORS.

☐	For all nominees listed below (except as indicated to the contrary).	☐	WITHHOLD AUTHORITY to vote for all nominees listed below.

(Instructions: To withhold authority to vote for any nominee, line through or otherwise strike out his name below)

Donald J. Howard	Norbert Olberz	Kenneth Olsen

2.	APPROVAL OF THE 2004 EQUITY INCENTIVE PLAN.

To approve the 2004 Equity Incentive Plan.

FOR	AGAINST	ABSTAIN

3.	RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.

To ratify the appointment of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending March 31, 2005.

FOR	AGAINST	ABSTAIN

4.	OTHER BUSINESS.

In their discretion, the proxies are authorized to transact such other business as properly may come before the Meeting and any continuation, adjournment or postponement thereof.

FOR	AGAINST	ABSTAIN

     The undersigned hereby revokes any other proxy to vote at the Meeting, and hereby ratifies and confirms all that said attorneys and proxies, and each of them, may lawfully do by virtue hereof. With respect to matters not known prior to May 8, 2004, said proxies are authorized to vote in accordance with the recommendations of the Board.

     This Proxy will be voted in accordance with the instructions set forth above. If instructions are not given, this Proxy will be treated as a GRANT OF AUTHORITY TO VOTE FOR the election of the directors named above, FOR the approval of the 2004 Equity Incentive Plan, FOR the ratification of the appointment of Ernst & Young LLP and in accordance with the recommendations of a majority of the Board of Directors on such other business as may come before the Meeting, including a motion to adjourn the Meeting to another time or place in order to solicit additional proxies in favor of the recommendations of the Board of Directors.

     The undersigned acknowledges receipt of a copy of the Notice of Annual Meeting and accompanying Proxy Statement dated June 21, 2004 relating to the Meeting.

Date: __________, 2004

Signature(s) of Stockholder(s)
(See Instructions Below)

     The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the stock certificate. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporation name, and give title of signing officer.

THIS PROXY IS SOLICITED BY
THE BOARD OF DIRECTORS OF SPORT CHALET, INC.

APPENDIX A

CHARTER OF THE
AUDIT COMMITTEE

The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company’s internal and external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the Nasdaq Stock Market. The members of the Audit Committee shall be appointed by the Board.

The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The Audit Committee shall make regular reports to the Board.

The Audit Committee shall:

1.	Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2.	Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices, the adequacy of internal controls that could significantly affect the Company’s financial statements, and any alternative accounting treatments permitted under accounting principles generally accepted in the United States that have been discussed with management, as well as any preferred treatment.

3.	Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

4.	Review with management and the independent auditor the Company’s annual and quarterly financial statements prior to the filing of its Form 10-K or Form 10-Q, respectively.

5.	Meet periodically with management to review the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

6.	Review major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditor, internal auditor, if any, or management.

7.	Have the authority and responsibility for the appointment, compensation, retention, and oversight of the work of the independent auditor, or any other firm engaged by the Company for the purpose of preparing or issuing an audit or attestation report on financial information of the Company, including resolution of disagreements between management and the auditor regarding financial reporting.

8.	Pre-approve all audit and permitted non-audit services to be performed by the independent auditor.

9.	Receive periodic reports from the independent auditor regarding the auditor’s independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take appropriate action to oversee the independence of the auditor.

APPENDIX A

10.	Evaluate together with management the performance of the independent auditor and, if so determined by the Audit Committee, replace the independent auditor.

11.	Review the adequacy of the Company’s internal auditing function, if any.

12.	Review any significant reports to management prepared by the internal auditing department, if any, and management’s responses.

13.	Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

14.	Obtain from the independent auditor the report required by Section 10A(b) of the Securities Exchange Act of 1934.

15.	Obtain reports from management, the Company’s senior internal auditing executive, if any, and the independent auditor that the Company’s subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company’s code of conduct.

16.	Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 or Section 204 of the Sarbanes-Oxley Act of 2002, relating to the conduct of the audit.

17.	Review with the independent auditor the management letter provided by the auditor and the Company’s response to that letter. Such review should include:

a.	Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

b.	Any changes required in the planned scope of the audit.

c.	The responsibilities, budget and staffing of the internal audit department, if any.

18.	Supervise preparation of the report required by the rules of the Securities and Exchange Commission to be included in the Company’s annual report to shareholders.

19.	Advise the Board from time to time with respect to the Company’s policies and procedures regarding compliance with applicable laws and regulations and with the Company’s code of conduct.

20.	Meet with the Company’s legal counsel to review legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries received from regulators or governmental agencies.

21.	Meet at least annually with the Chief Financial Officer, the senior internal auditing executive, if any, and the independent auditor in separate executive sessions.

22.	Review all related party transactions for a potential conflict of interest on an ongoing basis and approve all such transactions.

23.	Establish procedures, under confidential and anonymous submissions, for the receipt, retention and treatment of complaints regarding accounting, internal accounting control or auditing matters.

APPENDIX A

While the Audit Committee has the responsibilities and powers set forth in this Charter, the Audit Committee’s function is one of oversight. The Company’s management is responsible for preparing the Company’s financial statements and, along with the internal auditors, if any, for developing and maintaining systems of internal accounting and financial controls. The independent auditors will assist the Audit Committee and the Board in fulfilling their responsibilities for the review of these financial statements and internal controls. The Audit Committee expects the independent auditors to call its attention to any accounting, auditing, internal accounting control, regulatory or other related matters that they believe warrant consideration or action. The Audit Committee recognizes that the financial management and the internal and independent auditors have more knowledge and information about the Company than do Audit Committee members. Consequently, in carrying out its oversight responsibilities, the Audit Committee does not provide any expert or special assurance as to the Company’s financial statements or internal controls or any professional certification as to the independent auditors’ work.

APPENDIX B

CHARTER OF THE
COMPENSATION COMMITTEE

1.	PURPOSE

     The purpose of the Compensation Committee (the “Committee”) of Sport Chalet, Inc. (the “Company”) is to help to ensure that the executive officers of the Company and its subsidiaries are compensated in a manner consistent with (i) the compensation strategy of the Company determined by the Board of Directors (the “Board”), (ii) treatment of all executive officers in an equitable and consistent manner, (iii) the Company’s need to compete in recruiting and retaining qualified executive officers, and (iv) the requirements of the appropriate regulatory bodies. The Committee shall also communicate to the stockholders the compensation policies of the Company and the method for establishing compensation for the Chief Executive Officer (“CEO”) and the other executive officers of the Company. To carry out this purpose, the Committee shall:

(a)	Review and approve corporate goals and objectives relevant to compensation of the executive officers.

(b)	Evaluate the performance of the executive officers in light of those goals and objectives.

(c)	Determine and approve the compensation level of the executive officers based on this evaluation.

(d)	Make recommendations to the Board with respect to incentive compensation plans and equity-based plans.

2.	COMMITTEE MEMBERSHIP AND ORGANIZATION

     The Committee shall be comprised of no fewer than two members. Each member of the Committee shall be “independent” as defined by the rules of the Nasdaq Stock Market (“Nasdaq”). In addition, each member shall be a “Non-employee Director” for purposes of Rule 16b-3 under the Securities Exchange Act of 1934 and shall satisfy the requirements of an “outside director” for purposes of Section 162(m) of the Internal Revenue Code. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. The members of the Committee shall be appointed and replaced by the Board. The Board shall appoint one of the members as Chair.

3.	COMMITTEE RESPONSIBILITIES AND AUTHORITY

     To carry out its purposes expressed in Paragraph 1 above, the Committee shall have the following responsibilities and authority. Delegation by the Board of responsibilities to the Committee shall not preclude the Board from taking any action permitted to be taken under governing law, rules or regulations applicable to the Company.

(a)	Review from time to time and approve the Company’s compensation strategy to ensure that management is rewarded appropriately for its contributions to Company growth and profitability and that the executive compensation strategy supports Company objectives and stockholder interests.

(b)	Determine all elements of compensation for the executive officers. The CEO may not be present during voting on or discussion of his compensation.

APPENDIX B

(c)	Determine the long-term incentive component of compensation for the executive officers based on the considerations adopted by the Board.

(d)	Annually review the performance of the CEO and the executive officers of the Company, and report on the Committee’s review to the Board and the CEO.

(e)	Produce the annual Board Compensation Committee Report to Stockholders on the factors and criteria on which the compensation for the CEO and other executive officers in the last year was based, to be included in the Company’s proxy statement for its annual meeting or Annual Report on Form 10-K filed with the SEC.

(f)	Develop the Company’s incentive compensation strategy with respect to the total number of incentive awards to be granted, the relative participation of senior management and other employees, and the types of awards to be granted.

(g)	Recommend and approve, subject to submission to stockholders when appropriate, all new equity-related incentive plans

(h)	Determine eligibility for awards under the Company’s incentive compensation plans and the terms under which awards are granted.

(i)	Allocate awards under the Company’s incentive compensation plans.

(j)	Assure that the Company’s executive incentive compensation program, including the annual and long-term incentive plans, is administered in a manner consistent with the Company’s incentive compensation strategy.

(k)	Approve annual retainer and meeting fees for directors and members of Board committees, including expense reimbursement limits and per diem allowances, and fix the terms and awards of stock compensation for members of the Board.

(l)	Review with the CEO matters relating to management succession.

(m)	Review the Company’s employee benefit programs and approve changes subject, where appropriate, to stockholder or Board approval.

(n)	Obtain advice, assistance, reports or opinions from internal or external legal, accounting or other advisors, including consulting firms, to assist in the evaluation of director, CEO or senior executive compensation.

(o)	Form and delegate authority to subcommittees, or delegate authority to members, when appropriate, provided that such subcommittees will be composed exclusively of members of this Committee and will operate pursuant to a written charter.

(p)	Review and re-examine this Charter at least annually and make recommendations to the Board with respect to any proposed changes.

(q)	Annually report to the full Board regarding its own performance against the responsibilities outlined in this Charter and as otherwise established by the Board.

(r)	Retain and terminate any consulting firm used to assist in the evaluation of director, CEO or senior executive compensation, and approve the consulting firm’s fees and other retention terms.

APPENDIX B

(s)	Such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board or the Chairman, or as designated in compensation plan documents.

4.	MEETING AND MINUTES

(a)	The Committee will meet at least twice annually and will also meet, as required, in response to the needs of the Board and as necessary to fulfill their responsibilities.

(b)	The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board.

APPENDIX C

CHARTER OF THE
CORPORATE GOVERNANCE AND
NOMINATING COMMITTEE

1.	PURPOSE

     The purpose of the Corporate Governance and Nominating Committee (the “Committee”) of Sport Chalet, Inc. (the “Company”) is to help to ensure that the Board of Directors (the “Board”) is appropriately constituted to meet its fiduciary obligations to the Company and its stockholders, and that the Company has, and follows, appropriate governance standards. To carry out this purpose, the Committee shall:

(a)	Develop and recommend to the Board a set of corporate governance principles applicable to the Company.

(b)	Recommend the director nominees to be selected by the Board for the next annual meeting of shareholders.

(c)	Identify individuals qualified to become Board members, consistent with criteria approved by the Board.

(d)	Oversee the evaluation of the Board and management.

2.	COMMITTEE MEMBERSHIP AND ORGANIZATION

     The Committee shall be comprised of no fewer than two members. Each member of the Committee shall be “independent” as defined by the rules of the Nasdaq Stock Market. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. The members of the Committee shall be appointed and replaced by the Board. The Board shall appoint one of the members as Chair.

3.	COMMITTEE RESPONSIBILITIES AND AUTHORITY

     To carry out its purposes expressed in Paragraph 1 above, the Committee shall have the following responsibilities and authority. Delegation by the Board of responsibilities to the Committee shall not preclude the Board from taking any action permitted to be taken under governing law, rules or regulations applicable to the Company.

(a)	Evaluate the current composition, organization, size and governance of the Board and its committees; determine future requirements; make recommendations to the Board concerning the appointment of directors to committees of the Board; and recommend the selection of chairs of committees of the Board.

(b)	Determine the desired qualifications, expertise and characteristics for potential directors and conduct searches for director candidates that have corresponding attributes. Evaluate, propose and approve nominees for election to the Board, and consider and evaluate stockholder nominees for election to the Board.

(c)	Oversee the Board’s performance evaluation process, including conducting surveys of director observations, suggestions and preferences. The Committee shall also evaluate the participation of members of the Board in continuing education activities.

C-1

APPENDIX C

(d)	Form and delegate authority to subcommittees, or delegate authority to members, when appropriate, provided that such subcommittees will be composed exclusively of members of this Committee and will operate pursuant to a published charter.

(e)	Evaluate and recommend termination of service of individual members of the Board as appropriate, in accordance with the Board’s governance principles, for cause or for other proper reasons.

(f)	Make regular written reports to the Board.

(g)	Review and re-examine this Charter at least annually and make recommendations to the Board with respect to any proposed changes.

(h)	Review annually the Company’s corporate governance guidelines and make recommendations to the Board with respect to any proposed changes.

(i)	Annually report to the full Board regarding its own performance against the responsibilities outlined in this Charter and as otherwise established by the Board.

(j)	Obtain advice, assistance, reports or opinions from internal or external legal, accounting or other advisors.

(k)	Retain and terminate any search firm to be used to identify director candidates and approve the search firm’s fees and other retention terms

4.	MEETING AND MINUTES

(a)	The Committee will meet at least twice annually and will also meet, as required, in response to the needs of the Board and as necessary to fulfill its responsibilities.

(b)	The Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board

C-2

APPENDIX D

SPORT CHALET, INC.
2004 EQUITY INCENTIVE PLAN

1. Purpose of the Plan. The purpose of this Plan is to encourage ownership in the Company by key personnel whose long-term service is considered essential to the Company’s continued progress and, thereby, encourage recipients to act in the stockholder’s interest and share in the Company’s success.

2. Definitions. As used herein, the following definitions shall apply:

          “Administrator” shall mean the Board, any Committees or such delegates as shall be administering the Plan in accordance with Section 4 of the Plan.

          “Affiliate” shall mean any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Administrator.

          “Applicable Laws” shall mean the requirements relating to the administration of stock plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.

          “Award” shall mean, individually or collectively, a grant under the Plan of Options, Stock Awards, SARs, or Cash Awards.

          “Awardee” shall mean a Service Provider who has been granted an Award under the Plan.

          “Award Agreement” shall mean an Option Agreement, Stock Award Agreement, SAR Award Agreement, and/or Cash Award Agreement, which may be in written or electronic format, in such form and with such terms as may be specified by the Administrator, evidencing the terms and conditions of an individual Award. Each Award Agreement is subject to the terms and conditions of the Plan.

          “Award Transfer Program” shall mean any program instituted by the Administrator which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator.

          “Board” shall mean the Board of Directors of the Company.

          “Cash Award” shall mean a bonus opportunity awarded under Section 13 pursuant to which a Participant may become entitled to receive an amount based on the satisfaction of such performance criteria as are specified in the agreement or other documents evidencing the Award (the “Cash Award Agreement”).

          “Change in Control” shall mean any of the following, unless the Administrator provides otherwise:

          (i)  any merger or consolidation in which the Company shall not be the surviving entity (or survives only as a subsidiary of another entity whose stockholder did not own all or substantially all of the Common Stock in substantially the same proportions as immediately prior to such transaction),

          (ii)  the sale of all or substantially all of the Company’s assets to any other person or entity (other than a wholly-owned subsidiary),

          (iii)  the acquisition of beneficial ownership of a controlling interest (including, without limitation, power to vote) the outstanding shares of Common Stock by any person or

APPENDIX D

entity (including a “group” as defined by or under Section 13(d)(3) of the Exchange Act),

(iv)	the dissolution or liquidation of the Company,

       (v)   a contested election of Directors, as a result of which or in connection with which the persons who were Directors before such election or their nominees cease to constitute a majority of the Board, or

(vi)	any other event specified by the Board or a Committee, regardless of whether at the time an Award is granted or thereafter.

          “Code” shall mean the United States Internal Revenue Code of 1986, as amended.

          “Committee” shall mean a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

          “Common Stock” shall mean the common stock of the Company.

          “Company” shall mean Sport Chalet, Inc., a Delaware corporation, or its successor.

          “Consultant” shall mean any person engaged by the Company or any Affiliate to render services to such entity as an advisor or consultant.

          “Conversion Award” has the meaning set forth in Section 4(b)(xii) of the Plan.

          “Director” shall mean a member of the Board.

          “Dividend Equivalent” shall mean a credit, made at the discretion of the Administrator, to the account of a Participant in an amount equal to the cash dividends paid on one Share for each Share represented by an Award held by such Participant.

          “Employee” shall mean a regular, active employee of the Company or any Affiliate, including an Officer and/or Director. Within the limitations of Applicable Law, the Administrator shall have the discretion to determine the effect upon an Award and upon an individual’s status as an Employee in the case of (i) any individual who is classified by the Company or its Affiliate as leased from or otherwise employed by a third party or as intermittent or temporary, even if any such classification is changed retroactively as a result of an audit, litigation or otherwise, (ii) any leave of absence approved by the Company or an Affiliate, (iii) any transfer between locations of employment with the Company or an Affiliate or between the Company and any Affiliate or between any Affiliates, (iv) any change in the Awardee’s status from an employee to a Consultant or Director, and (v) at the request of the Company or an Affiliate an employee becomes employed by any partnership, joint venture or corporation not meeting the requirements of an Affiliate, if in which the Company or an Affiliate is a party.

          “Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended.

          “Fair Market Value” shall mean, unless the Administrator determines otherwise, as of any date, the average of the highest and lowest quoted sales prices for such Common Stock as of such date (or if no sales were reported on such date, the average on the last preceding day on which a sale was made), as reported in such source as the Administrator shall determine.

          “Grant Date” shall mean the date upon which an Award is granted to an Awardee pursuant to this Plan.

APPENDIX D

          “Incentive Stock Option” shall mean an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

          “Nonstatutory Stock Option” shall mean an Option not intended to qualify as an Incentive Stock Option.

          “Officer” shall mean a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          “Option” shall mean a right granted under Section 8 to purchase a number of Shares or Stock Units at such exercise price, at such times, and on such other terms and conditions as are specified in the agreement or other documents evidencing the Award (the “Option Agreement”). Both Options intended to qualify as Incentive Stock Options and Nonstatutory Stock Options may be granted under the Plan.

          “Participant” shall mean the Awardee or any person (including any estate) to whom an Award has been assigned or transferred as permitted hereunder.

          “Plan” shall mean this 2004 Equity Incentive Plan.

          “Prior Plan” shall mean the Sport Chalet, Inc. 1992 Incentive Award Plan.

          “Qualifying Performance Criteria” shall have the meaning set forth in Section 14(b) of the Plan.

          “Related Corporation” shall mean any parent or subsidiary (as defined in Sections 424(e) and (f) of the Code) of the Company.

          “Service Provider” shall mean an Employee, Director, or Consultant.

          “Share” shall mean a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

          “Stock Award” shall mean an award or issuance of Shares or Stock Units made under Section 11 of the Plan, the grant, issuance, retention, vesting and/or transferability of which is subject during specified periods of time to such conditions (including continued service or performance conditions) and terms as are expressed in the agreement or other documents evidencing the Award (the “Stock Award Agreement”).

          “Stock Appreciation Right” or “SAR” shall mean an Award, granted alone or in connection with an Option, that pursuant to Section 12 of the Plan is designated as a SAR. The terms of the SAR are expressed in the agreement or other documents evidencing the Award (the “SAR Agreement”).

          “Stock Unit” shall mean a bookkeeping entry representing an amount equivalent to the fair market value of one Share, payable in cash, property or Shares. Stock Units represent an unfunded and unsecured obligation of the Company, except as otherwise provided for by the Administrator.

          “Subsidiary” shall mean any company (other than the Company) in an unbroken chain of companies beginning with the Company, provided each company in the unbroken chain (other than the Company) owns, at the time of determination, stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other companies in such chain.

          “10% Stockholder” shall mean the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company (or any Related Corporation).

APPENDIX D

          “Termination of Service” shall mean ceasing to be a Service Provider. However, for Incentive Stock Option purposes, Termination of Service will occur when the Awardee ceases to be an employee (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or one of its Subsidiaries. The Administrator shall determine whether any corporate transaction, such as a sale or spin-off of a division or business unit, or a joint venture, shall be deemed to result in a Termination of Service.

          “Total and Permanent Disability” shall have the meaning set forth in Section 22(e)(3) of the Code.

3. Stock Subject to the Plan

     a. Aggregate Limits. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan through Awards is 600,000 Shares, plus the number of Shares available for issuance, as of the Effective Date, under the Prior Plan. Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. Notwithstanding anything in the Plan, or any Award Agreement to the contrary, Shares attributable to Awards transferred under any Award Transfer Program shall not be again available for grant under the Plan. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of such Award or such forfeited or repurchased Shares shall again be available to grant under the Plan. Notwithstanding the foregoing, the aggregate number of shares of Common Stock that may be issued under the Plan upon the exercise of Incentive Stock Options shall not be increased for restricted Shares that are forfeited or repurchased. The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.

     b. Code Section 162(m) Limit. Subject to the provisions of Section 15 of the Plan, the aggregate number of Shares subject to Awards granted under this Plan during any calendar year to any one Awardee shall not exceed 250,000 except that in connection with his or her initial service, an Awardee may be granted Awards covering up to an additional 250,000 Shares. Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 3(b) shall be subject to adjustment under Section 15(a) of the Plan only to the extent that such adjustment will not affect the status of any Award intended to qualify as “performance based compensation” under Code Section 162(m).

4. Administration Of The Plan.

     a. Procedure.

          i. Multiple Administrative Bodies. The Plan shall be administered by the Board, a Committee and/or their delegates.

          ii. Section 162. To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, Awards to “covered employees” within the meaning of Section 162(m) of the Code or Employees that the Committee determines may be “covered employees” in the future shall be made by a Committee of two or more “outside directors” within the meaning of Section 162(m) of the Code.

          iii. Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3 promulgated under the Exchange Act (“Rule 16b-3”), Awards to Officers and Directors shall be made in such a manner to satisfy the requirement for exemption under Rule 16b-3.

APPENDIX D

          iv. Other Administration. The Board or a Committee may delegate to an authorized officer or officers of the Company the power to approve Awards to persons eligible to receive Awards under the Plan who are not (A) subject to Section 16 of the Exchange Act or (B) at the time of such approval, “covered employees” under Section 162(m) of the Code.

          v. Delegation of Authority for the Day-to-Day Administration of the Plan. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan. Such delegation may be revoked at any time.

     b. Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee or delegates acting as the Administrator, subject to the specific duties delegated to such Committee or delegates, the Administrator shall have the authority, in its discretion:

          i. to select the Service Providers of the Company or its Affiliates to whom Awards are to be granted hereunder;

          ii. to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

          iii. to determine the type of Award to be granted to the selected Service Provider;

          iv. to approve forms of Award Agreements for use under the Plan;

          v. to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise and/or purchase price, the time or times when an Award may be exercised (which may or may not be based on performance criteria), the vesting schedule, any vesting and/or exercisability acceleration or waiver of forfeiture restrictions, the acceptable forms of consideration, the term, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine and may be established at the time an Award is granted or thereafter;

          vi. to correct administrative errors;

          vii. to construe and interpret the terms of the Plan (including sub-plans and Plan addenda) and Awards granted pursuant to the Plan;

          viii. to adopt rules and procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures. Without limiting the generality of the foregoing, the Administrator is specifically authorized (A) to adopt the rules and procedures regarding the conversion of local currency, withholding procedures and handling of stock certificates which vary with local requirements and (B) to adopt sub-plans and Plan addenda as the Administrator deems desirable, to accommodate foreign laws, regulations and practice;

          ix. to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans and Plan addenda;

          x. to modify or amend each Award, including, but not limited to, the acceleration of vesting and/or exercisability, provided, however, that any such amendment is subject to Section 16 of the Plan and may not impair any outstanding Award unless agreed to in writing by the Participant;

          xi. to allow Participants to satisfy withholding tax amounts by electing to have the Company withhold from the Shares to be issued pursuant to an Award that number of Shares having a

APPENDIX D

Fair Market Value equal to the amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined in such manner and on such date that the Administrator shall determine or, in the absence of provision otherwise, on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may provide;

          xii. to authorize conversion or substitution under the Plan of any or all stock options, stock appreciation rights or other stock awards held by service providers of an entity acquired by the Company (the “Conversion Awards”). Any conversion or substitution shall be effective as of the close of the merger or acquisition. The Conversion Awards may be Nonstatutory Stock Options or Incentive Stock Options, as determined by the Administrator, with respect to options granted by the acquired entity. Unless otherwise determined by the Administrator at the time of conversion or substitution, all Conversion Awards shall have the same terms and conditions as Awards generally granted by the Company under the Plan;

          xiii. to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

          xiv. to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award;

          xv. to implement an Award Transfer Program;

          xvi. to determine whether Awards will be settled in Shares, cash or in any combination thereof;

          xvii. to determine whether Awards will be adjusted for Dividend Equivalents;

          xviii. to establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

          xix. to impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation, (A) restrictions under an insider trading policy and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

          xx. to provide, either at the time an Award is granted or by subsequent action, that an Award shall contain as a term thereof, a right, either in tandem with the other rights under the Award or as an alternative thereto, of the Participant to receive, without payment to the Company, a number of Shares, cash or a combination thereof, the amount of which is determined by reference to the value of the Award; and

          xxi. to make all other determinations deemed necessary or advisable for administering the Plan and any Award granted hereunder.

     c. Effect of Administrator’s Decision. All decisions, determinations and interpretations by the Administrator regarding the Plan, any rules and regulations under the Plan and the terms and conditions of any Award granted hereunder, shall be final and binding on all Participants. The Administrator shall consider such factors as it deems relevant, in its sole and absolute discretion, to making such decisions, determinations and interpretations including, without limitation, the recommendations or advice of any officer or other employee of the Company and such attorneys, consultants and accountants as it may select.

5. Eligibility. Awards may be granted to Service Providers of the Company or any of its Affiliates.

APPENDIX D

6. Term of Plan. The Plan shall become effective upon its approval by stockholders of the Company (the “Effective Date”). It shall continue in effect for a term of ten (10) years from the later of the date the Plan or any amendment to add shares to the Plan is approved by stockholders of the Company unless terminated earlier under Section 16 of the Plan.

7. Term of Award. The term of each Award shall be determined by the Administrator and stated in the Award Agreement. In the case of an Option, the term shall be ten (10) years from the Grant Date or such shorter term as may be provided in the Award Agreement.

8. Options. The Administrator may grant an Option or provide for the grant of an Option, either from time to time in the discretion of the Administrator or automatically upon the occurrence of specified events, including, without limitation, the achievement of performance goals, the satisfaction of an event or condition within the control of the Awardee or within the control of others.

     a. Option Agreement. Each Option Agreement shall contain provisions regarding (i) the number of Shares that may be issued upon exercise of the Option, (ii) the type of Option, (iii) the exercise price of the Shares and the means of payment for the Shares, (iv) the term of the Option, (v) such terms and conditions on the vesting and/or exercisability of an Option as may be determined from time to time by the Administrator, (vi) restrictions on the transfer of the Option and forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

     b. Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

          i. In the case of an Incentive Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date. Notwithstanding the foregoing, if any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the exercise price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date of grant of such Option.

          ii. In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator. The per Share exercise price may also vary according to a predetermined formula. However, in the case of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the Grant Date.

          iii. Notwithstanding the foregoing, at the Administrator’s discretion, Conversion Awards may be granted in substitution and/or conversion of options of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution and/or conversion.

     c. Vesting Period and Exercise Dates. Options granted under this Plan shall vest and/or be exercisable at such time and in such installments during the period prior to the expiration of the Option’s term as determined by the Administrator. The Administrator shall have the right to make the timing of the ability to exercise any Option granted under this Plan subject to continued service, the passage of time and/or such performance requirements as deemed appropriate by the Administrator. At any time after the grant of an Option, the Administrator may reduce or eliminate any restrictions surrounding any Participant’s right to exercise all or part of the Option.

     d. Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment, either through the terms of the Option Agreement or at the time of exercise of an Option. Acceptable forms of consideration may include:

APPENDIX D

          i. cash;

          ii. check or wire transfer;

          iii. subject to any conditions or limitations established by the Administrator, other Shares which (A) in the case of Shares acquired upon the exercise of an Option, have been owned by the Participant for more than six months on the date of surrender or attestation and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

          iv. consideration received by the Company under a broker-assisted sale and remittance program acceptable to the Administrator;

          v. such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

          vi. any combination of the foregoing methods of payment.

     e. Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

9. Incentive Stock Option Limitations.

     a. Eligibility. Only employees (as determined in accordance with Section 3401(c) of the Code and the regulations promulgated thereunder) of the Company or any of its Subsidiaries may be granted Incentive Stock Options.

     b. $100,000 Limitation. Notwithstanding the designation “Incentive Stock Option” in an Option Agreement, if and to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Awardee during any calendar year (under all plans of the Company and any of its Subsidiaries) exceeds U.S. $100,000, such Options shall be treated as Nonstatutory Stock Options. An Incentive Stock Option is considered to be first exercisable during a calendar year if the Incentive Stock Option will become exercisable at any time during the year, assuming that any condition on the Awardee’s ability to exercise the Incentive Stock Option related to the performance of services is satisfied. If the Awardee’s ability to exercise the Incentive Stock Option in the year is subject to an acceleration provision, then the Incentive Stock Option is considered first exercisable in the calendar year in which the acceleration provision is triggered. For purposes of this Section 9(b), Incentive Stock Options shall be taken into account in the order in which they were granted. However, because an acceleration provision is not taken into account prior to its triggering, an Incentive Stock Option that becomes exercisable for the first time during a calendar year by operation of such provision does not affect the application of the $100,000 limitation with respect to any Incentive Stock Option (or portion thereof) exercised prior to such acceleration. The Fair Market Value of the Shares shall be determined as of the Grant Date.

     c. Leave of Absence. For purposes of Incentive Stock Options, no leave of absence may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or a Subsidiary is not so guaranteed, an Awardee’s employment with the Company shall be deemed terminated on the ninety-first (91st) day of such leave for Incentive Stock Option purposes and any Incentive Stock Option granted to the Awardee shall cease to be treated as an Incentive Stock Option and shall terminate upon the expiration of the three month period following the date the employment relationship is deemed terminated.

     d. Transferability. The Option Agreement must provide that an Incentive Stock Option cannot be transferable by the Awardee otherwise than by will or the laws of descent and distribution, and, during the

APPENDIX D

lifetime of such Awardee, must not be exercisable by any other person. Notwithstanding the foregoing, the Administrator, in its sole discretion, may allow the Awardee to transfer his or her Incentive Stock Option to a trust where under Section 671 of the Code and other Applicable Law, the Awardee is considered the sole beneficial owner of the Option while it is held in the trust. If the terms of an Incentive Stock Option are amended to permit transferability, the Option will be treated for tax purposes as a Nonstatutory Stock Option.

     e. Exercise Price. The per Share exercise price of an Incentive Stock Option shall be determined by the Administrator in accordance with Section 8(b)(i) of the Plan.

     f. 10% Stockholder. If any Employee to whom an Incentive Stock Option is granted is a 10% Stockholder, then the Option term shall not exceed five years measured from the date of grant of such Option.

     g. Other Terms. Option Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Administrator, with the applicable provisions of Section 422 of the Code.

10. Exercise of Option.

     a. Procedure for Exercise; Rights as a Stockholder.

          i. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the respective Award Agreement.

          ii. An Option shall be deemed exercised when the Company receives (A) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option; (B) full payment for the Shares with respect to which the related Option is exercised; and (C) with respect to Nonstatutory Stock Options, payment of all applicable withholding taxes.

          iii. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Unless provided otherwise by the Administrator or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

          iv. The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised. An Option may not be exercised for a fraction of a Share.

     b. Effect of Termination of Service on Options.

          i. Generally. Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider, other than upon the Participant’s death or Total and Permanent Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the vested portion of the Option will remain exercisable for three months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

APPENDIX D

          ii. Disability of Awardee. Unless otherwise provided for by the Administrator, if a Participant ceases to be a Service Provider as a result of the Participant’s Total and Permanent Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if at the time of disability the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan on the date of the Participant’s disability. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan

          iii. Death of Awardee. Unless otherwise provided for by the Administrator, if a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the Option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan on the date of the Participant’s death. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

11. Stock Awards.

     a. Stock Award Agreement. Each Stock Award Agreement shall contain provisions regarding (i) the number of Shares subject to such Stock Award or a formula for determining such number, (ii) the purchase price of the Shares, if any, and the means of payment for the Shares, (iii) the performance criteria, if any, and level of achievement versus these criteria that shall determine the number of Shares granted, issued, retained and/or vested, (iv) such terms and conditions on the grant, issuance, vesting and/or forfeiture of the Shares as may be determined from time to time by the Administrator, (v) restrictions on the transferability of the Stock Award and (vi) such further terms and conditions in each case not inconsistent with this Plan as may be determined from time to time by the Administrator.

     b. Restrictions and Performance Criteria. The grant, issuance, retention and/or vesting of each Stock Award may be subject to such performance criteria and level of achievement versus these criteria as the Administrator shall determine, which criteria may be based on financial performance, personal performance evaluations and/or completion of service by the Awardee. Notwithstanding anything to the contrary herein, the performance criteria for any Stock Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing not later than ninety (90) days after the commencement of the period of service to which the performance goals relates, provided that the outcome is substantially uncertain at that time.

     c. Forfeiture. Unless otherwise provided for by the Administrator, upon the Awardee’s Termination of Service, the Stock Award and the Shares subject thereto shall be forfeited, provided that to the extent that the Participant purchased any Shares, the Company shall have a right to repurchase the unvested Shares at the original price paid by the Participant.

APPENDIX D

     d. Rights as a Stockholder. Unless otherwise provided by the Administrator, the Participant shall have the rights equivalent to those of a stockholder and shall be a stockholder only after Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) to the Participant. Unless otherwise provided by the Administrator, a Participant holding Stock Units shall be entitled to receive dividend payments as if he or she was an actual stockholder.

12. Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a SAR may be granted to a Service Provider at any time and from time to time as determined by the Administrator in its sole discretion.

     a. Number of SARs. The Administrator shall have complete discretion to determine the number of SARs granted to any Service Provider.

     b. Exercise Price and Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan.

     c. Exercise of SARs. SARs shall be exercisable on such terms and conditions as the Administrator, in its sole discretion, shall determine.

     d. SAR Agreement. Each SAR grant shall be evidenced by a SAR Agreement that will specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

     e. Expiration of SARs. A SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the SAR Agreement. Notwithstanding the foregoing, the rules of Section 10(b) will also apply to SARs.

     f. Payment of SAR Amount. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in the amount determined by multiplying: (i) the difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Administrator, the payment upon SAR exercise may be in cash, Shares of equivalent value, or in some combination thereof.

     g. Buyout Provisions. The Administrator may at any time offer to buy out for a payment in cash or Shares a Stock Appreciation Right previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made.

13. Cash Awards. Each Cash Award will confer upon the Participant the opportunity to earn a future payment tied to the level of achievement with respect to one or more performance criteria established for a performance period.

     a. Cash Award. Each Cash Award shall contain provisions regarding (i) the performance goal(s) and maximum amount payable to the Participant as a Cash Award, (ii) the performance criteria and level of achievement versus these criteria which shall determine the amount of such payment, (iii) the period as to which performance shall be measured for establishing the amount of any payment, (iv) the timing of any payment earned by virtue of performance, (v) restrictions on the alienation or transfer of the Cash Award prior to actual payment, (vi) forfeiture provisions, and (vii) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Administrator. The maximum amount payable as a Cash Award that is settled for cash may be a multiple of the target amount payable, but the maximum amount payable pursuant to that portion of a Cash Award granted under this Plan for any fiscal year to any Awardee that is intended to satisfy the requirements for “performance based compensation” under Section 162(m) of the Code shall not exceed U.S. $2,000,000.

     b. Performance Criteria. The Administrator shall establish the performance criteria and level of achievement versus these criteria which shall determine the target and the minimum and maximum amount

APPENDIX D

payable under a Cash Award, which criteria may be based on financial performance and/or personal performance evaluations. The Administrator may specify the percentage of the target Cash Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything to the contrary herein, the performance criteria for any portion of a Cash Award that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code shall be a measure established by the Administrator based on one or more Qualifying Performance Criteria selected by the Administrator and specified in writing not later than 90 days after the commencement of the period of service to which the performance goals relates, provided that the outcome is substantially uncertain at that time.

     c. Timing and Form of Payment. The Administrator shall determine the timing of payment of any Cash Award. The Administrator may provide for or, subject to such terms and conditions as the Administrator may specify, may permit an Awardee to elect for the payment of any Cash Award to be deferred to a specified date or event. The Administrator may specify the form of payment of Cash Awards, which may be cash or other property, or may provide for an Awardee to have the option for his or her Cash Award, or such portion thereof as the Administrator may specify, to be paid in whole or in part in cash or other property.

     d. Termination of Service. The Administrator shall have the discretion to determine the effect of a Termination of Service due to (i) disability, (ii) retirement, (iii) death, (iv) participation in a voluntary severance program, (v) participation in a work force restructuring or (vi) otherwise shall have on any Cash Award.

14. Other Provisions Applicable to Awards.

     a. Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by beneficiary designation, will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. The Administrator may make an Award transferable to an Awardee’s family member or any other person or entity. If the Administrator makes an Award transferable, either at the time of grant or thereafter, such Award shall contain such additional terms and conditions as the Administrator deems appropriate, and any transferee shall be deemed to be bound by such terms upon acceptance of such transfer.

     b. Qualifying Performance Criteria. For purposes of this Plan, the term “Qualifying Performance Criteria” shall mean any one or more of the following performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit, Affiliate or business segment, either individually, alternatively or in any combination, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee in the Award: (i) cash flow; (ii) earnings (including gross margin, earnings before interest and taxes, earnings before taxes, and net earnings); (iii) earnings per share (pre and after tax); (iv) growth in earnings or earnings per share; (v) stock price; (vi) return on equity or average stockholders’ equity; (vii) total stockholder return; (viii) return on capital; (ix) return on assets or net assets; (x) return on investment; (xi) revenue; (xii) income or net income; (xiii) operating income or net operating income; (xiv) operating profit or net operating profit; (xv) operating margin; (xvi) return on operating revenue; (xvii) market share; (xviii) contract awards or backlog; (xix) overhead or other expense reduction; (xx) growth in stockholder value relative to the moving average of the S&P 500 Index or a peer group index; (xxi) credit rating; (xxii) strategic plan development and implementation; (xxiii) EBITDA; (xxiv) comparable store sales; (xxv) labor productivity; (xvi) gross profit percentage of sales or dollars; (xxvii) inventory turn; (xxviii) new store performance; (xxix) new store sales; (xxx) new store profitability; (xxxi) number of new stores opened; and (xxxii) any other similar criteria. The Committee may appropriately adjust any evaluation of performance under a Qualifying Performance Criteria to exclude any of the following events that occurs during a performance period: (A) asset write-downs; (B) litigation or claim judgments or settlements; (C) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; (D) accruals for reorganization and restructuring programs; and (E) any extraordinary non-recurring items as described in Accounting Principles Board Opinion No. 30

APPENDIX D

and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year.

     c. Certification. Prior to the payment of any compensation under an Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code, the Administrator shall certify the extent to which any Qualifying Performance Criteria and any other material terms under such Award have been satisfied (other than in cases where such relate solely to the increase in the value of the Common Stock).

     d. Discretionary Adjustments Pursuant to Section 162(m). Notwithstanding satisfaction of any completion of any Qualifying Performance Criteria, to the extent specified at the time of grant of an Award to “covered employees” within the meaning of Section 162(m) of the Code, the number of Shares, Options or other benefits granted, issued, retained and/or vested under an Award on account of satisfaction of such Qualifying Performance Criteria may be reduced by the Administrator on the basis of such further considerations as the Administrator in its sole discretion shall determine.

15. Adjustments upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

     a. Changes in Capitalization. Subject to any required action by the stockholders of the Company, (i) the number and kind of Shares covered by each outstanding Award, and the number and kind of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, (ii) the price per Share subject to each such outstanding Award, and (iii) the Share limitations set forth in Section 3 of the Plan, shall be proportionately adjusted for any increase or decrease in the number or kind of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

     b. Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for an Option to be fully vested and exercisable until ten (10) days prior to such transaction. In addition, the Administrator may provide that any restrictions on any Award shall lapse prior to the transaction, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed transaction.

     c. Change in Control. In the event there is a Change in Control of the Company, as determined by the Administrator, the Administrator may, in its discretion, (i) provide for the assumption or substitution of, or adjustment to, each outstanding Award; (ii) accelerate the vesting of Options and SARs and terminate any restrictions on Stock Awards or Cash Awards; and (iii) provide for the cancellation of Awards for a cash payment to the Participant.

     16. Amendment and Termination of the Plan.

     a. Amendment and Termination. The Administrator may amend, alter or discontinue the Plan or any Award Agreement, but any such amendment shall be subject to approval of the stockholders of the Company in the manner and to the extent required by Applicable Law.

APPENDIX D

     b. Effect of Amendment or Termination. No amendment, suspension or termination of the Plan shall impair the rights of any Award, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

     c. Effect of the Plan on Other Arrangements. Neither the adoption of the Plan by the Board or a Committee nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or any Committee to adopt such other incentive arrangements as it or they may deem desirable, including without limitation, the granting of restricted stock or stock options otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

17. Designation of Beneficiary.

An Awardee may file a written designation of a beneficiary who is to receive the Awardee’s rights pursuant to Awardee’s Award or the Awardee may include his or her Awards in beneficiary designation for all benefits under the Plan. To the extent that Awardee has completed a designation of beneficiary such beneficiary designation shall remain in effect with respect to any Award hereunder until changed by the Awardee to the extent enforceable under Applicable Law.

Such designation of beneficiary may be changed by the Awardee at any time by written notice. In the event of the death of an Awardee and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Awardee’s death, the Company shall allow the executor or administrator of the estate of the Awardee to exercise the Award, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may allow the spouse or one or more dependents or relatives of the Awardee to exercise the Award to the extent permissible under Applicable Law.

18. No Right to Awards or to Service. No person shall have any claim or right to be granted an Award and the grant of any Award shall not be construed as giving an Awardee the right to continue in the service of the Company or its Affiliates. Further, the Company and its Affiliates expressly reserve the right, at any time, to dismiss any Service Provider or Awardee at any time without liability or any claim under the Plan, except as provided herein or in any Award Agreement entered into hereunder.

19. Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option or Stock Award unless the exercise of such Option or Stock Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

20. Inability to Obtain Authority. To the extent the Company is unable to or the Administrator deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

21. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

22. Notice. Any written notice to the Company required by any provisions of this Plan shall be addressed to the Secretary of the Company and shall be effective when received.

23. Governing Law; Interpretation of Plan and Awards.

APPENDIX D

This Plan and all determinations made and actions taken pursuant hereto shall be governed by the substantive laws, but not the choice of law rules, of the state of Delaware.

In the event that any provision of the Plan or any Award granted under the Plan is declared to be illegal, invalid or otherwise unenforceable by a court of competent jurisdiction, such provision shall be reformed, if possible, to the extent necessary to render it legal, valid and enforceable, or otherwise deleted, and the remainder of the terms of the Plan and/or Award shall not be affected except to the extent necessary to reform or delete such illegal, invalid or unenforceable provision.

The headings preceding the text of the sections hereof are inserted solely for convenience of reference, and shall not constitute a part of the Plan, nor shall they affect its meaning, construction or effect.

The terms of the Plan and any Award shall inure to the benefit of and be binding upon the parties hereto and their respective permitted heirs, beneficiaries, successors and assigns.

All questions arising under the Plan or under any Award shall be decided by the Administrator in its total and absolute discretion. In the event the Participant believes that a decision by the Administrator with respect to such person was arbitrary or capricious, the Participant may request arbitration with respect to such decision. The review by the arbitrator shall be limited to determining whether the Administrator’s decision was arbitrary or capricious. This arbitration shall be the sole and exclusive review permitted of the Administrator’s decision, and the Awardee shall as a condition to the receipt of an Award be deemed to explicitly waive any right to judicial review.

24. Limitation on Liability. The Company and any Affiliate which is in existence or hereafter comes into existence shall not be liable to a Participant, an Employee, an Awardee or any other persons as to:

     a. The Non-Issuance of Shares. The non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any shares hereunder; and

     b. Tax Consequences. Any tax consequence expected, but not realized, by any Participant, Employee, Awardee or other person due to the receipt, exercise or settlement of any Option or other Award granted hereunder.

     25. Unfunded Plan. Insofar as it provides for Awards, the Plan shall be unfunded. Although bookkeeping accounts may be established with respect to Awardees who are granted Stock Awards under this Plan, any such accounts will be used merely as a bookkeeping convenience. The Company shall not be required to segregate any assets which may at any time be represented by Awards, nor shall this Plan be construed as providing for such segregation, nor shall the Company nor the Administrator be deemed to be a trustee of stock or cash to be awarded under the Plan. Any liability of the Company to any Participant with respect to an Award shall be based solely upon any contractual obligations which may be created by the Plan; no such obligation of the Company shall be deemed to be secured by any pledge or other encumbrance on any property of the Company. Neither the Company nor the Administrator shall be required to give any security or bond for the performance of any obligation which may be created by this Plan.